UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
__________________
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
EPR Properties
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2026 ANNUAL MEETING
OF SHAREHOLDERS
Meeting Information

Date:	May 5, 2026
Time:	11:00 a.m.
Location:	EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
March 26, 2026
Dear Shareholders:
The 2026 annual meeting of shareholders of EPR Properties will be held at our offices at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 on May 5, 2026 at 11:00 a.m. (local time). At the meeting, our shareholders will vote:
•To elect Peter C. Brown, William P. Brown, John P. Case III, James B. Connor, Virginia E. Shanks, Gregory K. Silvers, Robin P. Sterneck, John Peter Suarez, Lisa G. Trimberger and Caixia Y. Ziegler as trustees to serve for a one-year term (Proposal No. 1);
•To approve our named executive officers’ compensation in an advisory vote (Proposal No. 2); and
•To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal No. 3).
Shareholders will also transact any other business that may properly come before the meeting.
All holders of record of our common shares at the close of business on March 9, 2026 are entitled to vote at the meeting or any postponement or adjournment of the meeting.
We are pleased to continue to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials to their shareholders over the Internet. As a result, we are mailing to our shareholders a notice instead of a printed copy of this proxy statement and our 2025 annual report to shareholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those shareholders can receive a printed copy of our proxy materials, including this proxy statement, our 2025 annual report to shareholders and a form of proxy card or voting instruction form. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
You are cordially invited to attend the meeting in person. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you vote as promptly as possible. You may vote by proxy over the Internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail. Your vote is important and all shareholders are encouraged to attend the meeting and vote in person or by proxy.
BY ORDER OF THE BOARD OF TRUSTEES
Paul R. Turvey
Senior Vice President, General Counsel and Secretary
909 Walnut Street, Suite 200  Kansas City, Missouri 64106  816.472.1700  Toll Free: 888 EPR REIT  816.472.5794  www.eprkc.com

Proxy Statement EPR Properties 909 Walnut Street, Suite 200 Kansas City, Missouri 64106

This proxy statement (this “Proxy Statement”) provides information about the 2026 annual meeting of shareholders (the “Annual Meeting”) of EPR Properties (“we,” “us” or the “Company”) to be held at our offices at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, on May 5, 2026, beginning at 11:00 a.m. (local time), and at any postponements or adjournments of the meeting.
The Notice Regarding the Availability of Proxy Materials and this Proxy Statement and form of proxy are being distributed and made available on or about March 26, 2026.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Annual Meeting Information:

Time and Date:	11:00 a.m. (local time) on Tuesday, May 5, 2026

Place:	EPR Properties 909 Walnut Street, Suite 200 Kansas City, Missouri 64106

Record Date:	March 9, 2026

Voting:	Only shareholders of record at the close of business on March 9, 2026 are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote:	If you are a shareholder of record, you may vote over the Internet, or by telephone or by mail if you received a printed set of proxy materials, or in person at the Annual Meeting. If you are a beneficial owner of our common shares of beneficial interest held in “street name,” you may vote at the Annual Meeting if you obtain a proxy from your bank, broker or other nominee that holds your shares. You may also vote over the Internet, or by telephone or by mail if you received a printed set of proxy materials.

Attending the Annual Meeting:	All shareholders as of the close of business on the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” through a broker, bank or other nominee, you will need to bring a legal proxy from your broker, bank or other nominee (the shareholder of record).

2026 Proxy Statement	Page 1

Annual Meeting Agenda and Voting Recommendations:

Proposal		Board’s Voting Recommendation	Page

No. 1	Election of Trustees	“FOR” each trustee nominee	13

The Company is asking shareholders to elect ten trustee nominees to the Board. The Board believes that the nominees possess the necessary experience, qualifications, attributes and skills to serve as trustees.

No. 2	Advisory Vote to Approve NEO Compensation	“FOR”	34

The Company is asking shareholders to approve, on an advisory basis, the compensation for the named executive officers disclosed in these proxy materials.

No. 3	Ratification of Appointment of Independent Registered Public Accounting Firm	“FOR”	75

The Company and the Audit Committee are asking shareholders to ratify the engagement of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

2026 Proxy Statement	Page 2

Trustee Nominees:
The following table provides summary information about each trustee nominee.

Name	Age	Trustee Since	Principal Occupation	Committee Memberships
Peter C. Brown(1)	67	2010	Chairman of Grassmere Partners, LLC and Retired Chairman, Chief Executive Officer and President of AMC Entertainment Inc.	Audit and Nominating/Company Governance
William P. Brown(1)	65	2024	Group President, United States and Canada of Marriott International, Inc.	Audit and Compensation and Human Capital
John P. Case III(1)	62	2023	Retired Partner and Senior Advisor to Ares Net Lease and Retired Chief Executive Officer and President of Realty Income Corporation	Audit and Compensation and Human Capital
James B. Connor(1)	67	2019	Retired Chairman and Chief Executive Officer of Duke Realty Corporation	Compensation and Human Capital and Nominating/Company Governance (Chair)
Virginia E. Shanks(1)(2)	65	2019	Retired Executive Vice President and Chief Administrative Officer of Pinnacle Entertainment, Inc.	Audit and Compensation and Human Capital
Gregory K. Silvers	62	2015	Chairman, Chief Executive Officer and President of EPR Properties	—
Robin P. Sterneck(1)	68	2013	Retired General Electric Executive, President of Highland Birch Group and Director of Strategic and Business Development of Sterneck Capital Management, LLC	Compensation and Human Capital (Chair) and Nominating/Company Governance
John Peter Suarez(1)	62	2025	Retired Executive Vice President, Regional Chief Executive Officer, Chief Administrative Officer and Interim Chief Executive Officer of Walmart Canada	Audit and Nominating/Company Governance
Lisa G. Trimberger(1)	65	2022	Retired Partner of Deloitte & Touche LLP, Principal and Co-Owner of Mack Capital Investments LLC	Audit (Chair) and Nominating/Company Governance
Caixia Y. Ziegler(1)	53	2022	Managing Director of Real Assets and Sustainable Investments at The John D. and Catherine T. MacArthur Foundation	Compensation and Human Capital and Nominating/Company Governance
(1)Independent Trustee
(2)Lead Independent Trustee

2026 Proxy Statement	Page 3

Corporate Governance Highlights:
•All but one of the trustees are independent and meet regularly in executive session.
•The Board has elected Virginia E. Shanks to the position of Lead Independent Director.
•We have adopted a majority vote standard for the election of trustees.
•We impose trustee age limits.
•Only independent trustees are Committee members.
•The Board has a robust trustee nominee selection process.
•The Board has embraced a culture of rotation guiding our Board and committee refreshment, and the Board has appointed two new trustees in the last year.
•The Board has industry-leading share ownership guidelines for trustees and executive officers.
•The Company has an anti-hedging and anti-pledging policy.
•The Company has an executive compensation clawback policy.
•Board, Committee and trustee performance evaluations are performed annually.
•The Board and Committees are responsible for risk oversight.
•The Nominating/Company Governance Committee is responsible for oversight of the Company’s environmental, social and sustainability responsibilities and strategies.
•Shareholders are permitted to make amendments to the Bylaws.
•The Board is not classified and each trustee is subject to reelection at each annual meeting of the shareholders.
•Our trustees attended at least 97% of the meetings of the Board and meetings of the Committees on which they served during the 2025 fiscal year.
•Each of our trustees attended the Company’s 2025 Annual Meeting of Shareholders.
Financial Highlights:
The following are financial highlights of 2025:
•Total revenue was $718.4 million for 2025 compared to $698.1 million for 2024.
•Net income available to common shareholders for 2025 was $250.8 million, or $3.28 per diluted common share, compared to net income available to common shareholders of $121.9 million, or $1.60 per diluted common share, for 2024.
•Funds from operations (“FFO”) (a non-GAAP financial measure) for 2025 was $383.8 million, or $4.96 per diluted common share, compared to $360.3 million, or $4.70 per diluted common share, for 2024. (1)
•FFO as adjusted (a non-GAAP financial measure) for 2025 was $396.6 million, or $5.12 per diluted common share, compared to $373.9 million, or $4.87 per diluted common share, for 2024, representing a 5.1% increase in per share results.(1)
•Adjusted Funds From Operations ("AFFO") (a non-GAAP financial measure) for 2025 was $398.2 million, or $5.14 per diluted common share, compared to $371.4 million, or $4.84 per diluted common share, for 2024, representing a 6.2% increase in per share results.(1)
•Investment spending totaled $288.5 million and at December 31, 2025, we had committed an additional approximately $85.0 million for experiential development and redevelopment projects.
•Disposition proceeds totaled $168.3 million and we recognized a gain of $39.5 million.
•Increased our monthly cash dividend by 3.5% to $0.295 per common share.

2026 Proxy Statement	Page 4

•Net debt to gross assets was 39% and net debt to adjusted EBITDAre was 5.0 times at December 31, 2025 (non-GAAP financial measures).(1)
•Filed a new universal shelf registration statement and a new shelf registration statement for our Dividend Reinvestment and Direct Share Purchase Plan (“DSP Plan”).
•Entered into an amendment to our Fourth Amended, Restated and Consolidated Credit Agreement, dated as of September 19, 2024, to remove the SOFR index adjustment with respect to loans denominated in U.S. dollars.
•Fully repaid $300.0 million of senior unsecured notes using borrowings under our $1.0 billion senior unsecured revolving credit facility.
•Completed a public offering of $550.0 million of 4.75% senior unsecured notes due on November 15, 2030.
•Established an "at-the-market" offering program (the "ATM Program"), which allows us to issue common shares having an aggregate sales price of up to $400.0 million.
(1)Non-GAAP financial measures are included in this proxy statement to provide context regarding the relationship between pay and performance. For more information regarding these non-GAAP financial measures and for a reconciliation of these non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, see “Non-GAAP Financial Measures” on pages 50 through 55 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Executive Compensation Highlights:
Our Compensation and Human Capital Committee, which we refer to in this Proxy Statement as our Compensation Committee, has designed our executive compensation program to attract and retain quality executives by aligning our executives’ interests with those of our shareholders, motivating our executives to achieve superior performance, and rewarding them for such performance, with the overarching goal of maximizing long-term shareholder value. These key principles are reflected in the specific goals of our executive compensation program:

Align our Executives’ Interests with our Shareholders’ Interests	Motivate and Reward Superior Performance

•  Reward executives for performance on measures designed to preserve or increase shareholder value
•  Use equity-based incentives to ensure that executives focus on business objectives that preserve and build shareholder value

•  Create a balanced and competitive compensation program utilizing base salary, annual incentives, long-term equity-based incentive compensation, and other benefits
•  Emphasize variable performance-based compensation

2026 Proxy Statement	Page 5

To accomplish these goals, our executive compensation program emphasizes performance-based incentive compensation under our annual incentive program and long-term incentive plan payable primarily through equity grants, all of which are considered at-risk. Some of the compensation “best practices” we employ in furtherance of our philosophy include:

What We Do	What We Don’t Do
✓The majority of total compensation is at-risk and tied to performance (i.e., not guaranteed); fixed salaries comprise a modest portion of each NEO’s overall compensation opportunity
✓We enhance executive officer retention with time-based, multi-year vesting schedules for certain equity incentive awards
✓ To set variable pay, we establish performance goals for management, assess performance against these goals and compare our performance on key metrics against other comparable triple-net lease REITs
✓ Multi-year, long-term incentive equity awards use relative TSR as principal metrics
✓ We have share ownership guidelines for our executives and trustees
✓ We engage an independent compensation consultant to advise the Compensation Committee, which is comprised solely of independent trustees
✓ We incentivize executives to elect to receive annual incentive awards in the form of nonvested, restricted common shares instead of cash by valuing the equity award at a premium, further aligning their interests with shareholders
✓ All of our executive officers are subject to an executive compensation clawback policy

✗ We do not provide our executives and will not provide any new executives with tax gross-ups with respect to payments made in connection with a change of control
✗ We do not allow hedging or pledging of Company securities
✗ We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; annual incentive compensation is not based on a single performance metric and we do not have guaranteed minimum payouts
✗We do not allow for repricing of common share options
✗ We do not provide excessive perquisites; our perquisites are market competitive to incent executive retention

Corporate Responsibility Highlights:
We strive to operate in a socially responsible and ethical manner. Our Company’s core values both distinguish us and guide our business activities. We foster honesty and respect among our associates, offer programs aimed at improving the lives of our employees, are committed to using resources in an environmentally conscious way, support the communities in which we work and uphold our corporate responsibilities for the benefit of our shareholders. Our Nominating/Company Governance Committee is specifically tasked under its committee charter with overseeing the Company’s strategy on corporate social responsibility and sustainability. The Committee is responsible for developing and recommending policies and procedures to the Board for approval relating to the Company’s corporate social responsibility and sustainability activities and periodically reviewing relevant developments in the space such as new legislation and regulations. During 2025, we published our fourth annual Corporate Responsibility Report, which is available at https://eprkc.com/corporate-responsibility/.

Environmental Responsibility Highlights:
•Triple-Net Properties: We lease most of our properties under long-term triple-net leases, which give our tenants full control over their sustainability practices and associated data. As a result, our direct influence on tenants’ environmental impact and our visibility into their sustainability performance data is limited. Nevertheless, we recognize opportunities to drive positive impacts by partnering and engaging with our tenants on sustainability initiatives, where possible, including incorporating green

2026 Proxy Statement	Page 6

lease provisions, sharing sustainability performance data and supporting compliance with sustainability-related regulations.
•Landlord-Controlled Properties: At our landlord-controlled properties and in landlord-controlled areas, we provide recycling programs and monitor benchmarks for landlord-paid utilities and available tenant utility data, where feasible. We pursue cost-effective efficiency measures and evaluate capital improvements and technologies to reduce greenhouse gas (GHG) emissions and enhance building performance and resilience. Recent initiatives at targeted properties include assessing the feasibility of electric vehicle (EV) charging station installations, facilitating efficient roof replacements, retrofitting exterior lighting with LEDs and identifying climate-related risks to guide mitigation strategies.
•Climate Preparedness: To bolster our climate preparedness, we conduct periodic, location-specific regulatory analyses to assess asset eligibility and compliance with existing or emerging regulations and reporting requirements. In 2025, we also completed our second Scope 1 and 2 GHG inventory to baseline our Company’s emissions impact. We continue to leverage climate risk analysis tools to identify potential financial impacts of known climate risks and inform investing decisions.
•Environmental Due Diligence: We conduct extensive environmental due diligence on potential acquisitions. As part of our underwriting process, we screen for recognized environmental conditions (RECs) and potential climate hazards that may impact our properties. To monitor and manage our risk exposure, we ensure that this process considers and integrates the location-specific findings of our climate risk tools.
•Our Corporate Headquarters: We aim to lead by example by equipping our Kansas City headquarters with: energy efficient LED lighting operated on an automatic lighting control system; water refill machines on each floor to discourage the use of single-use plastic; reusable silverware, drinkware and dinnerware; comprehensive recycling infrastructure; and energy-efficient electronics and IT equipment.
•Associate Transportation: We encourage our associates to reduce their environmental footprint by walking, using mass transit or taking advantage of the bike storage areas and EV charging spaces at our corporate headquarters.

Social Responsibility Highlights:
•Associate Well-Being & Development: Our benefits include competitive base pay, performance-based restricted share awards and a 401(k) with a robust company match. We support our associates’ physical and mental health through industry-leading health care benefits, gender-neutral paid parental leave, unlimited sick leave, flexible paid time off and employee assistance programs. We offer yearly wellness reimbursements, an on-site fitness center and fully stocked kitchens. We provide opportunities for our associates to learn and thrive as professionals, including educational reimbursement, mentorship, executive coaching and ongoing professional development.
•EPR Impact: Our Company’s charitable giving program, EPR Impact, is a key cornerstone of our social responsibility efforts. EPR Impact’s annual budget includes a pool of funds to support employee-directed contributions to nonprofit organizations where an employee is personally involved. We match employee contributions annually up to a given amount for contributions from their personal funds to local or national nonprofit organizations. We also offer 16 hours of paid volunteer time, giving employees the chance to volunteer together during work hours and on dedicated days of service. In 2025, our employees collectively volunteered for 313 hours through EPR Impact and donated $331,000 and 525 items to 150 different charities in Kansas City and beyond.
•Inclusion and Belonging: Our key human capital objectives are to attract, retain and develop the highest quality talent to ensure that we have the right talent, in the right place, at the right time. We believe diverse teams, both in experience and backgrounds, strengthen our culture and enhance our understanding of the industries in which our customers operate.
•Safety: A safe and secure work environment is critical to the success of our business, and we encourage employee input and ongoing education about safety and security issues. Our standards apply to everyone in our corporate office and extend to vendors and consultants. In 2025, we enhanced workplace safety awareness by offering CPR and AED training to our associates and continue to require annual anti-harassment training.
•Human Rights: Our Board has adopted a Human Rights Policy aligned with the United Nations Universal Declaration of Human Rights that reflects our commitment to equality and inclusion, a safe

2026 Proxy Statement	Page 7

and healthy workplace, workplace security, and other rights and protections relating to labor and the workplace.
•Cybersecurity: Our policies and procedures embrace best practices for cybersecurity. Third-party vendors complement our processes by conducting independent cybersecurity testing and suggesting future enhancements. In 2025, we experienced no known material cybersecurity incidents.
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
Why am I receiving these materials?
We have made these materials available to you over the Internet or, upon your request, have delivered printed copies of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting, which will take place on Tuesday May 5, 2026. As a shareholder, you are invited to attend the Annual Meeting and vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
What is included in the proxy materials?
The proxy materials include:
•The Notice of Internet Availability of Proxy Materials (the “Notice”);
•This Proxy Statement for the Annual Meeting; and
•Our 2025 annual report to shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”).
If you received a printed copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction form for the Annual Meeting.
What am I voting on?
Our Board of Trustees (also referred to herein as the “Board”) is soliciting your vote for:
•The election of Peter C. Brown, William P. Brown, John P. Case III, James B. Connor, Virginia E. Shanks, Gregory K. Silvers, Robin P. Sterneck, John Peter Suarez, Lisa G. Trimberger and Caixia Y. Ziegler as trustees to serve for a one-year term (Proposal No. 1);
•The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in these materials (the “say-on-pay” vote) (Proposal No. 2); and
•The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal No. 3).
What are the Board’s recommendations?
The Board recommends you vote:
•“FOR” the election of Peter C. Brown, William P. Brown, John P. Case III, James B. Connor, Virginia E. Shanks, Gregory K. Silvers, Robin P. Sterneck, John Peter Suarez, Lisa G. Trimberger and Caixia Y. Ziegler as trustees to serve for a one-year term (Proposal No. 1);
•“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in these materials (Proposal No. 2); and
•“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal No. 3).
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (referred to herein as

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the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.
If I share an address with another shareholder, and we received only one paper copy of the proxy materials, how may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, shareholders may write or call us at the following address and telephone number:
EPR Properties
Attention: Secretary
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(816) 472-1700
Shareholders who hold shares in “street name” (as described below) may contact their broker, bank or other similar nominee to request information about householding.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•View on the Internet the Company’s proxy materials for the Annual Meeting; and
•Instruct the Company to send future proxy materials to you by email.
Our proxy materials are also available on the Internet at www.envisionreports.com/EPR.
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Who is entitled to vote at the meeting?
Holders of record of our common shares at the close of business on March 9, 2026 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote their common shares held on that date at the meeting or any postponements or adjournments of the Annual Meeting. On the Record Date, 76,503,560 common shares of the Company were outstanding.
How many votes do I have?
On each matter presented at the Annual Meeting, you are entitled to one vote for each common share owned by you at the close of business on the Record Date.

2026 Proxy Statement	Page 9

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and we sent the Notice directly to you. If you requested printed copies of the proxy materials by mail, you will receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are four ways to vote:
•In Person. If you are a shareholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.
•Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.
•By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
If I am a beneficial owner of shares held in street name, how do I vote?
There are four ways to vote:
•In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares. Please contact your broker, bank or other nominee for instructions regarding obtaining a legal proxy.
•Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.
•By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the vote instruction form.
•By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common shares outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

2026 Proxy Statement	Page 10

What happens if I do not give specific voting instructions?
Shareholders of Record. If you are a shareholder of record and you:
•Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or
•Sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal No. 3) is a matter considered routine under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3.
The election of trustees (Proposal No. 1) and the say-on-pay vote (Proposal No. 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposal Nos. 1 and 2.
How many votes are needed to approve each item?
We have adopted a majority vote standard for the election of trustees in uncontested elections. The affirmative vote of a majority of votes cast at the Annual Meeting is required for the election of trustees (Proposal No. 1). This means that the number of shares voted “FOR” each trustee nominee must exceed the number of votes “AGAINST” that trustee nominee in order for that nominee to be elected.
The affirmative vote of a majority of votes cast at the Annual Meeting is required to: (i) approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in these materials (Proposal No. 2); and (ii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal No. 3). This means that the number of shares voted “FOR” each proposal must exceed the number of votes “AGAINST” that proposal in order for that proposal to be approved.
How are abstentions and broker non-votes counted?
Abstentions and broker non-votes will be counted to determine whether there is a quorum present. Each trustee nominee is elected by the affirmative vote of a majority of the votes cast for the election of that trustee nominee at the Annual Meeting. Only votes “FOR” or “AGAINST” with respect to each trustee nominee are counted as votes cast. Abstentions and broker non-votes are not counted as votes cast and will be entirely excluded from the vote and will have no effect on its outcome.
The proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in these materials (Proposal No. 2), and the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal No. 3) each require the affirmative vote of a majority of the votes cast for that proposal at the Annual Meeting. Only votes “FOR” or “AGAINST” each proposal are counted as votes cast. Abstentions and broker non-votes are not counted as votes cast and will be entirely excluded from the vote and will have no effect on its outcome.

2026 Proxy Statement	Page 11

What is the effect of an advisory vote?
The vote of the shareholders regarding the compensation of our named executive officers as disclosed in these materials (Proposal No. 2) is an advisory vote, and the results will not be binding on the Board of Trustees or the Company. However, the Board and the Compensation Committee, which is comprised of independent trustees, will consider the outcome of the votes when making future executive compensation decisions.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary a written notice of revocation prior to the Annual Meeting.
Does the Company have a policy for confidential voting?
We have a confidential voting policy. Your proxy will be kept confidential and will not be disclosed to third parties, other than our inspector of election and personnel involved in processing the proxy instructions, ballots and voting tabulations, except where disclosure is mandated by law and in other limited circumstances.
Where can I find the voting results of the Annual Meeting?
The Company intends to announce preliminary voting results at the Annual Meeting and disclose final results in a current report on Form 8-K or quarterly report on Form 10-Q filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four business day period, the Company will disclose preliminary voting results in a Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.

2026 Proxy Statement	Page 12

COMPANY GOVERNANCE
Proposal No. 1 – Election of Trustees

What are you voting on?
The Board has nominated Peter C. Brown, William P. Brown, John P. Case III, James B. Connor, Virginia E. Shanks, Gregory K. Silvers, Robin P. Sterneck, John Peter Suarez, Lisa G. Trimberger and Caixia Y. Ziegler to serve as trustees for terms expiring at the next annual meeting of shareholders or until their successors are duly elected and qualified.

The Board of Trustees currently consists of ten members. The nominees, Messrs. Peter C. Brown, William P. Brown, Case, Connor, Silvers and Suarez and Mses. Shanks, Sterneck, Trimberger and Ziegler have been nominated upon the recommendation of the Nominating/Company Governance Committee, which is comprised solely of independent trustees. Each of the nominees is currently serving as a trustee of the Company. If they are elected, each of the nominees will continue to serve for terms expiring at the next annual meeting of shareholders or until their successors are duly elected and qualified. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them in accordance with the shareholder’s instruction or, if no instruction is made, for the election of the Board’s nominees for trustee.

Vote Required
Each trustee nominee who receives a majority of the votes cast in favor of such trustee nominee’s election (i.e., the number of shares voted “FOR” a trustee nominee must exceed the number of shares voted “AGAINST” that trustee nominee, excluding abstentions and broker non-votes) will be elected a trustee, in an uncontested election.
The Company’s Trustee Resignation Policy provides that any trustee nominee who does not receive a majority of votes cast in favor of such trustee nominee’s election must promptly tender his or her irrevocable resignation to the Company’s Board, subject only to the condition that the Board accept the resignation. The Board and the Nominating/Company Governance Committee must consider and act on the resignation, as more fully described under “Additional Information Concerning the Board of Trustees – Mandatory Trustee Resignation Policy.”

Your Board recommends a vote “FOR” the election of Peter C. Brown, William P. Brown, John P. Case III, James B. Connor, Virginia E. Shanks, Gregory K. Silvers, Robin P. Sterneck, John Peter Suarez, Lisa G. Trimberger and Caixia Y. Ziegler as trustees.

Below is a brief description of the background and principal occupation of each of the ten individuals nominated for election as trustees.

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Trustee Nominees
(Serving and Nominated for a Term Expiring at the 2027 Annual Meeting)

Peter C. Brown	Trustee since: 2010 and Nominee	Age: 67	Independent
Peter C. Brown is Chairman of Grassmere Partners, LLC, a private investment firm. Prior to founding Grassmere Partners, Mr. Brown served as Chairman of the Board, Chief Executive Officer and President of AMC Entertainment Inc., one of the world’s leading theatrical exhibition and entertainment companies, from July 1999 until his retirement in February 2009. He joined AMC in 1990 and served as AMC’s President from January 1997 to July 1999, and Senior Vice President and Chief Financial Officer from 1991 to 1997. Mr. Brown served as the non-executive Chairman of the Board of Trustees of the Company from 1997 to 2003. He also serves on the board of directors and audit, compensation and nominating committees of Cineverse Corp., a NASDAQ-listed provider of premium content, streaming channels and technology services to the world’s largest media, technology, and retail companies. Mr. Brown has also previously served on the boards of Lumen Technologies, Inc., National CineMedia, Inc., Midway Games, Inc., LabOne, Inc., Protection One, Inc., and CEC Entertainment, Inc. Mr. Brown is a graduate of the University of Kansas.

William P. Brown	Trustee since: 2024 and Nominee	Age: 65	Independent
William P. (Liam) Brown has served as Group President, United States and Canada of Marriott International, Inc. ("Marriott") since January 2021, and in that role is responsible for developing and managing Marriott's portfolio in the region. Prior to this role, Mr. Brown served as the President and Managing Director of Europe of Marriott from 2018 to 2019, followed by Group President of Europe, Middle East & Africa of Marriott in 2020. Mr. Brown joined Marriott in 1989 and served as President for Franchising, Owner Services and Managed by Marriott Select Brands, North America from 2012 to 2018. Other key positions previously held by Mr. Brown with Marriott include Chief Operations Officer for the Americas for Select Service & Extended Stay Lodging and Owner & Franchise Services, as well as Senior Vice President and Executive Vice President of Development for Marriott’s Select Service & Extended Stay lodging products. Mr. Brown also serves on the Executive Committee of the American Hotel and Lodging Association. He holds a Hotel Diploma and Business Degree from the Dublin Institute of Technology, Trinity College and earned his Master of Business Administration from the Robert H. Smith School of Management at the University of Maryland.

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John P. Case III	Trustee since: 2023 and Nominee	Age: 62	Independent

Mr. Case was a Partner and Senior Advisor for Ares Net Lease on a part time basis from 2021 to 2023. Prior to joining Ares in 2021, Mr. Case served as the Chief Executive Officer, President and Director of Realty Income Corporation (an S&P 500 company), beginning in 2013. He served as Executive Vice President, Chief Investment Officer of Realty Income Corporation from 2010 to 2013. Additionally, Mr. Case served on the Board of Directors of Duke Realty Corporation from 2018 to 2022 before it was acquired by Prologis, Inc. He has served on the Executive Board of the National Association of Real Estate Investment Trusts as well as on The Real Estate Roundtable. Prior to joining Realty Income, Mr. Case served for 19 years as a New York-based real estate investment banker. He began his investment banking career at Merrill Lynch, where he worked for 14 years, and was named a Managing Director in 2000. Following his tenure at Merrill Lynch, Mr. Case was co-head of Americas Real Estate Investment Banking at UBS and later the co-head of Real Estate Investment Banking for RBC Capital Markets, where he also served on the firm’s Global Investment Banking Management Committee. During Mr. Case’s investment banking career, he was responsible for more than $100 billion in real estate capital markets and advisory transactions. Mr. Case currently serves on the Board of Trustees of Washington and Lee University. Mr. Case holds a B.A. from Washington and Lee University in Economics and an M.B.A. from the University of Virginia Darden School of Business.

James B. Connor	Trustee since: 2019 and Nominee	Age: 67	Independent
Mr. Connor was the Chairman, Chief Executive Officer and a member of the Board of Directors of Duke Realty Corporation before it was acquired by Prologis, Inc. in 2022. Prior to being named Chairman and Chief Executive Officer, Mr. Connor held various senior management positions with Duke Realty Corporation, including President and Chief Executive Officer from January 1, 2016 through April 25, 2017, Senior Executive Vice President and Chief Operating Officer from 2013 to 2015, Senior Regional Executive Vice President from 2011 to 2013, and Executive Vice President Midwest region from 2003 to 2010. Prior to joining Duke Realty Corporation in 1998, Mr. Connor held numerous executive and brokerage positions with Cushman & Wakefield, most recently serving as Senior Managing Director for the Midwest area. Mr. Connor currently serves on the boards of Prologis, Inc., a NYSE-listed real estate investment trust that owns, operates and develops logistics real estate around the world, and Healthpeak Properties, Inc., a NYSE-listed real estate investment trust that owns, operates and develops high quality healthcare real estate. Mr. Connor also serves as a Trustee for Roosevelt University in Chicago. Mr. Connor has a Bachelor’s Degree in Business Administration and Real Estate Finance from Western Illinois University.

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Virginia E. Shanks	Trustee since: 2019 and Nominee	Age: 65	Lead Independent Trustee
Ms. Shanks served as a Strategic Advisor for Penn National Gaming, Inc., a NASDAQ-listed casino entertainment company (“Penn National”), from October 2018 until January 2020. She previously served as Executive Vice President and Chief Administrative Officer of Pinnacle Entertainment, Inc. (“Pinnacle”), a casino entertainment company, from July 2013 until October 15, 2018 when Pinnacle merged with Penn National. From October 2010 to June 2013, Ms. Shanks served as Executive Vice President and Chief Marketing Officer of Pinnacle. Prior to joining Pinnacle, she was Chief Marketing Officer for Multimedia Games Inc. from 2008 to 2010. Prior to 2008, Ms. Shanks held senior executive positions for more than 25 years at the property, division and corporate levels of Caesars Entertainment Corp., including Senior Vice President of Brand Management. Ms. Shanks serves on the board of directors, serves as the Chair of the finance committee and is a member of the compensation and innovation committees of Altria Group, Inc., a NYSE-listed producer and marketer of tobacco, cigarettes and related products. Ms. Shanks also serves on the board of directors, the audit committee, and the compensation and compliance committees of Light & Wonder, Inc., a NASDAQ-listed global leader in cross-platform games and entertainment. Ms. Shanks received a B.S. from the University of Nevada.

Gregory K. Silvers	Trustee since: 2015 and Nominee	Age: 62
Mr. Silvers was appointed as our Chairman in May 2022 and as our Chief Executive Officer and President in February 2015. Prior to being appointed as our Chief Executive Officer and President, Mr. Silvers served as our Executive Vice President since February 2012, Chief Operating Officer since 2006 and Chief Development Officer since 2001. Mr. Silvers previously served as our Vice President from 1998 until February 2012 and as our Secretary and General Counsel from 1998 until October 2012. From 1994 to 1998, he practiced with the law firm of Stinson LLP specializing in real estate law. Mr. Silvers received his J.D. in 1994 from the University of Kansas.

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Robin P. Sterneck	Trustee since: 2013 and Nominee	Age: 68	Independent
Ms. Sterneck leads Highland Birch Group, a private business consulting firm, while also dedicating time to Sterneck Capital Management, LLC, where she serves as Director of Strategic and Business Development. Prior to founding Highland Birch Group, Ms. Sterneck served in various capacities at Swiss Reinsurance (“Swiss Re”), a leading wholesale provider of reinsurance, insurance and other insurance-based forms of risk transfer, including serving as Managing Director, Head of Global Talent from January 2009 until her retirement in September 2009, and as Managing Director, Head of Commercial Insurance from 2006 until 2009. Ms. Sterneck joined Swiss Re upon its acquisition of GE Insurance Solutions in 2006. Prior to the acquisition, Ms. Sterneck served in a number of positions at GE Insurance Solutions beginning in 1999, including Head of the Commercial Insurance Division, a member of the Executive Leadership Team and a Global Marketing Leader. She also served as Senior Vice President of GE Capital from 1996 until 2006, and she previously held a number of positions with various subsidiaries of General Electric Co. (“GE”). Prior to joining GE in 1996, Ms. Sterneck spent 15 years in investment banking and public finance, including serving as Managing Director of Public Finance for Clayton Brown & Associates and as Senior Vice President for Shearson Lehman Brothers. Ms. Sterneck currently serves as Co-Chair of the Kansas City Chapter of the Women Corporate Directors Foundation and has served on numerous non-profit and private company boards. She has been a National Association of Corporate Directors (“NACD”) Board Leadership Fellow. NACD Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insights, intelligence and leading boardroom practices. Ms. Sterneck received a B.S. in Science from Trinity College of Vermont and an M.B.A. from Tulane University.

John Peter Suarez	Trustee since: 2025 and Nominee	Age: 62	Independent
John Peter “JP” Suarez served as the Executive Vice President, Regional Chief Executive Officer and Chief Administration Officer, Interim CEO Walmart Canada and as a member of the Executive Committee of Walmart International, leading a team of more than 2,000 employees, from 2018 until his retirement in 2023. From 2015 to 2018, he served as Executive Vice President and President of the Realty Division at Walmart Inc. and held a variety of other executive positions since joining Walmart Inc. in 2004, including Senior Vice President, Realty, Construction, and Strategy; Senior Vice President, Business Development, Walmart International; Senior Vice President and General Counsel, Walmart International; Senior Vice President, Chief Compliance Officer; Senior Vice President, Asset Protection and Vice President and General Counsel, SAM'S Club. Earlier in his career, he was nominated by President Bush and confirmed by the U.S. Senate to serve as the U.S. Environmental Protection Agency Assistant Administrator, Office of Enforcement and Compliance Assurance. Mr. Suarez also served as the Director of the Division of Gaming Enforcement in New Jersey, and was also an Assistant U.S. Attorney for the District of New Jersey. Mr. Suarez currently serves as a member of the ICSC Board of Trustees and sits on the Executive Board and was recently selected as Vice Chair. He is a member of the Board of Directors and Audit Committee of Brixmor Property Group, a NYSE-listed real estate investment trust that owns and operates a national portfolio of open-air shopping centers. He previously served on the Board of Directors and Audit Committee and was the Chair of the Social and Ethics Committee of Massmart, Inc., a South African retail and wholesale group and formerly JSE-listed subsidiary of Walmart. Mr. Suarez received a B.A. from Tufts University and a J.D. from the University of Pennsylvania Law School.

2026 Proxy Statement	Page 17

Lisa G. Trimberger	Trustee since: 2022 and Nominee	Age: 65	Independent
Ms. Trimberger is a retired partner of Deloitte & Touche LLP and is presently a principal and co-owner of Mack Capital Investments LLC, a private investment company. Ms. Trimberger retired as an audit partner of Deloitte & Touche LLP in 2014 after 31 years with the firm. As a lead client service and audit partner, Ms. Trimberger audited and consulted with the management and boards of publicly traded companies, including real estate investment trusts, and worked on significant corporate transactions and control and risk-assessment matters. During her tenure at Deloitte & Touche LLP, Ms. Trimberger served as co-chair of the Nominating Committee of the Board of Directors and as a leader of the firm’s National Women’s Initiative for the development and retention of women professionals. She currently serves on the board, as chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee of COPT Defense Properties (NYSE: CDP) that owns, manages, leases, develops and acquires office and data center shell properties. She also serves on the board, as chair of the Audit Committee and a member of the Remuneration Committee of Luxfer Holdings PLC (NYSE: LXFR), a global industrial company in highly-engineered advanced materials. Ms. Trimberger is a member of the NACD and the National Association of Real Estate Investment Trusts. She is an NACD Board Leadership Fellow and earned the CERT Certificate in Cybersecurity Oversight as developed by NACD, Ridge Global and Carnegie Mellon University’s CERT division. Ms. Trimberger has also completed the Women’s Director Development Executive Program at J.L. Kellogg School of Management of Northwestern University. Ms. Trimberger holds a B.S. degree in Accounting from St. Cloud State University and is a certified public accountant.

Caixia Y. Ziegler	Trustee since: 2022 and Nominee	Age: 53	Independent
Ms. Ziegler has been the Managing Director of Real Assets and Sustainable Investments at The John D. and Catherine T. MacArthur Foundation (the “MacArthur Foundation”) since 2022 and prior to 2022 as Managing Director of Real Assets since 2017. Prior to joining the MacArthur Foundation, she was Head of Real Estate at the Ford Foundation between 2014 and 2017. Between 2004 and 2014, she held investment management positions at the National Railroad Retirement Investment Trust (“NRRIT”), including Director of Global Real Assets. Prior to joining NRRIT, she spent six years with United Technologies Corporation in various treasury, finance and investment positions. During her career, she committed over $3 billion of capital in private equity real estate partnerships across geography and property sectors. She has served on numerous Limited Partner Advisory Committees and worked with General Partners on governance, conflicts of interest and succession planning issues. She is a past Board member of the Pension Real Estate Association, a current member of the Limited Partner Advisory Council of SEO, and serves on the Limited Partner Advisory Committee of various private equity real estate funds. Ms. Ziegler holds a Bachelor’s degree in International Business from Xiamen University and an MBA from Wake Forest University.

2026 Proxy Statement	Page 18

The Nominating/Company Governance Committee has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and the business priorities.
The following table summarizes certain key characteristics of the Company’s business and the associated qualifications, attributes, skills and experience that the Nominating/Company Governance Committee believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company’s business involves complex financial transactions and accounting issues.	•High level of financial literacy. •Relevant CEO/President experience. •Relevant CFO/COO experience.

Real estate investment and development is the core focus of the Company’s business.	•Extensive knowledge of the real estate industry.

The Company’s business involves the acquisition and development of experiential real estate, including theatres, eat & play, ski, attractions, experiential lodging, gaming, fitness & wellness, cultural and live venues.

•Extensive knowledge of the experiential industry, including one or more of the following categories: theatres, eat & play, ski, attractions, experiential lodging, gaming, fitness & wellness, cultural, and live venues.

The Company’s business involves accessing the capital markets on a regular basis.	•Extensive knowledge of public debt and equity markets. •Extensive knowledge of credit markets.

The Company is growing and plans to continue expanding investments to address new and developing trends in experiential real estate.
•Skills dealing with diversity of race, ethnicity, gender, age, cultural background or professional experience.
•Extensive knowledge of strategic planning and organizational design.
•Specific in-depth knowledge of consumer discretionary industries.
•Extensive knowledge of human capital management.

The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	•Risk oversight/management expertise.

The Company must comply with complex regulatory requirements and is committed to strong and transparent corporate governance practices.	•Independence. •Extensive knowledge of public company corporate governance matters. •Legal or regulatory experience.

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Set forth below is a chart listing each of the specific qualifications, attributes, skills and experiences discussed above. While we expect each trustee to be knowledgeable in these areas, an “X” in the chart indicates the specific qualification, attribute, skill or experience that each trustee brings to the Board. The lack of an “X” for a particular item does not mean that the trustee does not possess that qualification, attribute, skill or experience.

Qualifications, Attributes, Skills and Experience	Peter C. Brown	William P. Brown	John P. Case III	James B. Connor	Virginia E. Shanks	Gregory K. Silvers	Robin P. Sterneck	John Peter Suarez	Lisa G. Trimberger	Caixia Y. Ziegler
High level of financial literacy	X	X	X	X	X	X	X	X	X	X
Relevant CEO/President experience	X	X	X	X		X		X
Relevant CFO/COO experience	X	X		X		X	X
Extensive knowledge of the real estate industry	X	X	X	X		X		X	X	X
Extensive knowledge of the experiential industry, including one or more of the following categories: theatres, eat & play, ski, attractions, experiential lodging, gaming, fitness & wellness, cultural, and live venues	X	X	X		X	X		X		X
Extensive knowledge of public debt and equity markets	X	X	X	X		X	X			X
Extensive knowledge of credit markets	X		X	X		X
Skills dealing with diversity of race, ethnicity, gender, age, cultural background or professional experience	X	X	X	X	X	X	X	X	X	X
Extensive knowledge of strategic planning and organizational design	X	X	X	X	X	X	X	X
Extensive exposure or experience with information technology, cyber and/or artificial intelligence				X	X	X		X	X
Exposure to, or specific in-depth knowledge of, consumer discretionary industries	X	X			X			X
Risk oversight/management expertise	X	X	X	X	X	X	X	X	X	X
Independence	X	X	X	X	X		X	X	X	X
Extensive knowledge of public company corporate governance matters	X	X	X	X	X	X	X	X	X
Extensive knowledge of human capital management		X	X		X		X	X
Legal or regulatory experience		X			X	X	X	X
The Nominating/Company Governance Committee and the Board have evaluated the specific experience, qualifications, attributes, and skills of each nominee and trustee to determine that such person should serve as a trustee of the Company at this time. In doing so, the Nominating/Company Governance Committee and the Board focused primarily on the credentials described above.

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Particular consideration was given to the many years of experience each nominee and trustee has in real estate, finance and the entertainment, recreation and education businesses, and the diversity of experience, background and other relevant distinctions among the trustees. The Nominating/Company Governance Committee and the Board believe that such experience and diversity are vital in order to quickly identify, understand, and address new trends, challenges, and opportunities for the Company.
The Nominating/Company Governance Committee and the Board also recognized the value of participation by each of the current members of the Board in the NACD, and particularly their access to NACD resources, presentations and updates regarding company governance, executive compensation, risk oversight and strategic planning. The Nominating/Company Governance Committee and the Board believe that these resources ensure that our trustees are fully informed of current issues and best governance practices.
Each of Messrs. Peter C. Brown, William P. Brown, Case, Connor, Silvers and Suarez and Mses. Shanks, Sterneck, Trimberger and Ziegler has consented to serve on the Board of Trustees. If any nominee should become unavailable to serve as a trustee, the Board of Trustees or the Nominating/Company Governance Committee may designate a substitute nominee or may elect to keep the vacancy unfilled. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Trustees or the Nominating/Company Governance Committee.
ADDITIONAL INFORMATION CONCERNING THE BOARD OF TRUSTEES
Our Board of Trustees is committed to effective company governance. We have adopted Company Governance Guidelines, Independence Standards for Trustees and a Code of Business Conduct and Ethics for all officers, employees and trustees. Those documents and the charters of our Audit Committee, Nominating/Company Governance Committee and Compensation Committee may be found on the Company Governance page within the Corporate Responsibility section of our website at www.eprkc.com and are available in print to any shareholder or interested party who requests them. Requests for printed copies of our Company Governance Guidelines, Independence Standards for Trustees, Code of Business Conduct and Ethics or any charters of our Board committees should be submitted in writing to the Secretary of the Company at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106.
Company Governance Guidelines and Code of Business Conduct and Ethics
Our Company Governance Guidelines address a number of topics, including the role and responsibilities of our Board, the qualifications of independent trustees, the ability of shareholders and interested parties to communicate directly with the independent trustees, Board committees, appointment of a Lead Independent Trustee when the offices of Chairman and Chief Executive Officer are combined, trustee compensation, and management succession. Our Nominating/Company Governance Committee reviews our Company Governance Guidelines on a periodic basis to ensure their continued effectiveness.
We have also adopted a Code of Business Conduct and Ethics that applies to our Chief Executive Officer, Chief Financial Officer, and all other officers, employees and trustees. We intend to disclose any changes to or waivers from our Code of Business Conduct and Ethics by posting such information on our website or by filing a Form 8-K with the SEC.
Trustee Independence
Our Company Governance Guidelines and the NYSE’s governance rules require that a majority of our trustees be independent. To qualify as independent for this purpose, our Board must affirmatively determine that a trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist our Board in making this determination, the Board uses our Independence Standards for Trustees as categorical standards to evaluate the independence of our trustees and trustee nominees. Using those standards, the Board reviewed the independence of each of our trustees and trustee nominees. Based upon that review, the Board has affirmatively determined that each of our trustees and trustee nominees, except Mr. Silvers, has no material relationship with the Company and is thus independent in accordance with our Company Governance Guidelines and NYSE rules.

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The following is a summary of our Independence Standards for Trustees. For a complete description of those standards, please review our Independence Standards for Trustees on the Company Governance page within the Corporate Responsibility section of our website at www.eprkc.com.
•A trustee is not independent if:
•The trustee is, or has been within the last three years, an employee of the Company, or an immediate family member of the trustee is, or has been within the last three years, an executive officer of the Company,
•The trustee has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from the Company, other than trustee and committee fees and pensions or other forms of deferred compensation (provided such compensation is not contingent on future service),
•(A) The trustee or an immediate family member is a current partner of the firm that is our internal or external auditor, (B) the trustee is a current employee of such firm, (C) the trustee has an immediate family member who is a current employee of such firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or (D) the trustee or an immediate family member was within the last three years (but is no longer) a partner or employee of such firm and personally worked on the Company’s audit within that time,
•The trustee or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves on that company’s compensation committee, or
•The trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
•A person who is an executive officer or affiliate of an entity that provides non-advisory financial services such as lending, check clearing, maintaining customer accounts, stock brokerage services or custodial and cash management services to the Company or its affiliates may be determined by the Board of Trustees to be independent if the following conditions are satisfied:
•The entity does not provide financial advisory services to the Company,
•The annual interest and/or fees payable to the entity by the Company do not exceed the numerical limitation described above,
•Any loan provided by the entity is made in the ordinary course of business of the Company and the lender and does not represent the Company’s principal source of credit or liquidity,
•The trustee has no involvement in presenting, negotiating, underwriting, documenting or closing any such non-advisory financial services and is not compensated by the Company, the entity or any of its affiliates in connection with those services,
•The Board affirmatively determines that the terms of the non-advisory financial services are fair and reasonable and advantageous to the Company and no more favorable to the provider than generally available from other providers,
•The provider is a recognized financial institution, non-bank commercial lender or securities broker,
•The trustee abstains from voting as a trustee to approve the transaction, and
•All material facts related to the transaction and the relationship of the person to the provider are disclosed by the Company in its reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and proxy statement.
•No person who serves, or whose immediate family member serves, as a partner, member, executive officer or in a comparable position of any firm providing accounting, consulting, legal, investment banking or financial advisory services to the Company, or as a securities analyst covering the Company, will be considered independent until after the end of that relationship.

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•No person who is, or who has an immediate family member who is, an officer, director, more than 5% shareholder, partner, member, attorney, consultant or affiliate of any tenant of the Company or any affiliate of such tenant will be considered independent until three years after the end of the tenancy or such relationship.
Mandatory Trustee Resignation Policy
The Company’s Trustee Resignation Policy provides that any trustee nominee who receives a greater number of votes “against” his or her election than votes “for” such election must promptly tender his or her written offer of resignation to the Board following certification of the shareholder vote from the meeting at which the election occurred. The policy applies only to uncontested elections of trustees, which is defined as any election in which the number of trustee nominees for election does not exceed the number of trustees to be elected. Once such a resignation is tendered, the Nominating/Company Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation. The Board will then act on the tendered resignation, taking into account the recommendation of the Nominating/Company Governance Committee, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within ninety days from the date of the certification of the election results. The Nominating/Company Governance Committee in making its recommendation, and the Board in making its decision, may consider any factors or other information that it considers appropriate and relevant. The trustee who tenders his or her resignation is not permitted to participate in the proceedings of the Nominating/Company Governance Committee or the decision of the Board with respect to his or her resignation. If the Board accepts a trustee’s resignation, or if a non-incumbent nominee for trustee is not elected, then the Board may fill the vacant position or decrease the size of the Board in accordance with the Company’s Bylaws.
In addition, our Company Governance Guidelines provide that any trustee who experiences any significant change in their personal circumstances, including a change in their principal job or professional responsibilities, must submit a letter of resignation to the Board to be effective on acceptance by a majority of the disinterested members of the Board at a meeting thereof duly called and held.
Trustee Age Limit
Our Company Governance Guidelines provide that the Nominating/Company Governance Committee will not recommend for election to the Board any incumbent trustee who has turned, or prior to the Company’s next annual meeting of shareholders will turn, 75 years of age.
Frequency of Board Meetings
The Board of Trustees met five times in 2025. All trustees attended every meeting of the Board, except one trustee who was unable to attend one meeting of the Board. All trustees attended their scheduled committee meetings in 2025, except one trustee was unable to attend two committee meetings and another trustee was unable to attend one committee meeting. Our trustees discharge their responsibilities throughout the year, not only at Board of Trustees and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.
Executive Sessions
The independent trustees meet regularly in separate executive sessions without management. Ms. Shanks, as Lead Independent Trustee, serves as the presiding trustee during those sessions.
Shareholder Communications with the Board
Any shareholder or interested party is welcome to send a written communication to the non-management trustees about any matter of interest related to the Company. A shareholder or interested party may communicate with the non-management trustees by either sending a letter to our address listed on the cover page of this Proxy Statement, or by visiting the Corporate Governance page within the Corporate Responsibility section of our website at www.eprkc.com, clicking on the link under the heading “Anonymous Report,” and following the instructions for making a confidential submission. Such written or electronic communication will be forwarded directly to the non-management trustees and will not be screened by management. Shareholders may also make proposals and nominate candidates for trustee for consideration at any annual meeting in

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accordance with the procedures described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions” below.
Board Committees
The Board of Trustees has established an Audit Committee, a Nominating/Company Governance Committee and a Compensation Committee. Under our Company Governance Guidelines, members of the Audit Committee, Compensation Committee and Nominating/Company Governance Committee must satisfy the NYSE’s independence requirements in addition to certain requirements applicable specifically to the Audit Committee and Compensation Committee. Copies of the committee charters may be obtained by visiting the Company Governance page within the Corporate Responsibility section of our website at www.eprkc.com.
Audit Committee. The Board of Trustees has appointed an Audit Committee consisting of Messrs. Peter C. Brown, William P. Brown, Case and Suarez and Mses. Shanks and Trimberger. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules. The committee members also meet the additional independence standards of Exchange Act Rule 10A-3. The Board of Trustees has determined that Messrs. Peter C. Brown, William P. Brown, Case, Suarez and Ms. Trimberger are “audit committee financial experts,” as defined by the SEC rules, by virtue of their experience and positions held as described elsewhere in this proxy statement. Ms. Trimberger serves as the Chair of the Audit Committee. The committee met four times in 2025.
The primary responsibility of the Audit Committee is to assist the Board’s oversight of the quality and integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function and registered independent public accounting firm and review of the Company’s annual budget.
The registered independent public accounting firm is responsible for auditing the Company’s annual consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for auditing the effectiveness of management’s internal control over financial reporting and expressing an opinion on the effectiveness of its internal control over financial reporting.
The Audit Committee has sole authority to engage the independent registered public accounting firm to perform audit services (subject to shareholder ratification), audit-related services, tax services and permitted non-audit services and the authorization of the payment of fees for such services. The independent registered public accounting firm reports directly to the committee and is accountable to the committee.
The Audit Committee has adopted policies and procedures for the pre-approval of the performance of services by the independent registered public accounting firm on behalf of the Company. Those policies generally provide that:
•The performance by the firm of any audit services, audit-related services, tax services or other permitted non-audit services, and the related fees, must be specifically pre-approved by the committee or, in the absence of one or more of the committee members, a designated member of the committee;
•Pre-approvals must take into consideration, and be conducted in a manner that promotes, the effectiveness and independence of the firm; and
•Each particular service to be approved must be described in detail and be supported by detailed back-up documentation.
The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm to audit the 2026 consolidated financial statements and internal control over financial reporting for 2026, subject to shareholder ratification, and has engaged KPMG LLP to perform specific tax return preparation and compliance, tax consulting and tax planning services during 2026. See “Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm.”
The Audit Committee does not itself prepare financial statements or perform audits, and its members are not accountants or certifiers of the Company’s financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and may not be experts in the field of accounting or

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auditing, including accountant independence. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate. Unless an Audit Committee member has knowledge that makes reliance unwarranted, each Audit Committee member may rely without independent verification on the information provided to them and the representations made to them by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, effective disclosure controls and procedures or effective internal controls over financial reporting. Furthermore, the Audit Committee’s considerations and discussions referred to above and in its charter do not assure that the audit of the Company’s financial statements has been carried out in accordance with the rules of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles, or that the accountants are in fact independent.
Nominating/Company Governance Committee. The Board of Trustees has appointed a Nominating/Company Governance Committee consisting of Messrs. Peter C. Brown, Connor and Suarez and Mses. Sterneck, Trimberger and Ziegler. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules.
The Nominating/Company Governance Committee carries out the responsibilities delegated by the Board relating to the Company’s corporate governance policies and trustee nominations process. The Nominating/Company Governance Committee is also specifically tasked under its committee charter with overseeing the Company’s corporate, environmental, social and sustainability responsibilities and strategies, including evaluating the impact of Company practices on communities and individuals, and developing and recommending to the Board for approval policies and procedures relating to the Company’s corporate social responsibility and sustainability activities.
The Nominating/Company Governance Committee will consider trustee candidates recommended by shareholders who comply with the procedures described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions.” The Nominating/Company Governance Committee will evaluate nominees recommended in good faith by shareholders in the same manner and using the same criteria as applicable to the Nominating/Company Governance Committee’s own nominees, but may give greater weight to nominees recommended by holders of more than 5% of the Company’s outstanding common shares. In evaluating candidates for nomination to the Board, the Nominating/Company Governance Committee will review their backgrounds and areas of expertise, and may obtain the views of management, investment bankers and other interested parties. The Nominating/Company Governance Committee may engage third parties to assist in identifying and evaluating candidates. The Nominating/Company Governance Committee shall not be required to disclose the reason for accepting or rejecting any nominee.
The Nominating/Company Governance Committee has adopted guiding principles to provide direction for processes of Board development and succession, and clarity and transparency to our Board and shareholders regarding those processes. Board composition is guided by the following principles, which are focused on maintaining robust and effective governance:
•The Board should be composed of trustees who are highly engaged;
•In light of the rapidly changing environment in which we operate, the Board should include individuals with highly relevant professional experience;
•The Nominating/Company Governance Committee will reevaluate regularly those qualifications, attributes, skills and experiences that are beneficial to the Board based on our business characteristics and determine whether adjustments to the Board are indicated;
•Rather than setting specific limits for the overall length of time a trustee may serve, the Nominating/Company Governance Committee has established a culture of rotation, driven by open and honest individual evaluations, continuous assessments of the needs of the Board and clear communication of the Committee’s expectations; and
•After a trustee has served on the Board for 10 years, the Chairman of the Board and the Nominating/Company Governance Committee will review with the trustee a plan for future rotation, taking into account the qualifications, attributes, skills and experience such trustee possesses, the value of such

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trustee’s experience with, and understanding of, our history, policies and objectives, and other considerations determined to be beneficial to us.
In nominating candidates for the Board, the Nominating/Company Governance Committee considers such factors as it deems appropriate, including a candidate’s judgment, skill, diversity, experience and commitment to good governance practices and the effective operation of the Board. The Nominating/Company Governance Committee may, but has no obligation to, consider candidates recommended by management.
At a minimum, candidates for independent trustee, whether recommended by the Nominating/Company Governance Committee, shareholders or others, must meet the Company’s independence standards for trustees, be of high integrity and have sufficient business, industry, financial and/or professional qualifications, skills and experience to make a meaningful contribution to the Board. The Nominating/Company Governance Committee seeks to nominate candidates whose backgrounds and skills complement those of the other trustees and management and who have expertise, experience and/or relationships in one or more areas important to the Company’s business.
Mr. Connor serves as Chair of the Nominating/Company Governance Committee. The committee met two times in 2025.
Compensation and Human Capital Committee. The Board of Trustees has appointed a Compensation and Human Capital Committee, which we refer to in this Proxy Statement as the Compensation Committee, consisting of Messrs. William P. Brown, Case, Connor and Mses. Shanks, Sterneck and Ziegler. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules. As required under our Company Governance Guidelines, members of the Compensation Committee each meet the definition of “non-employee director” under SEC Rule 16b-3. The primary responsibilities of the Compensation Committee are (1) to discharge the Board’s responsibilities to oversee the compensation of the Company’s CEO and other executive officers, (2) to review and discuss with the Company’s management the Compensation Discussion and Analysis (“CD&A”) to be included in the Company’s annual proxy statement and determine whether to recommend to the Board that the CD&A be included in the proxy statement, (3) to provide the Compensation Committee Report for inclusion in the Company’s proxy statement that complies with the rules and regulations of the Securities and Exchange Commission, (4) to provide oversight and guidance with respect to the Company’s human capital management, including the attraction, motivation, development and retention of employees of the Company, and (5) to administer the Company’s equity incentive plans. The Compensation Committee may establish sub-committees consisting of one or more members to carry out duties that the Compensation Committee may assign. Ms. Sterneck serves as Chair of the Compensation Committee. The committee met six times in 2025.
Role of Compensation Consultants
To assist in carrying out its responsibilities, the Compensation Committee regularly consults with the committee’s outside compensation consultant. Under its charter, the Compensation Committee has authority to retain and terminate outside compensation consultants, including authority to approve the consultant’s fees and other retention terms. The Compensation Committee retained Ferguson Partners Consulting L.P. (“FPC”) to advise the committee with respect to its 2025 review of compensation levels for executive officers and trustees. In this role, our compensation consultant performed such duties as were requested by the committee. Those duties consisted primarily of providing market data and advice to the committee that were used to determine executive and trustee compensation, particularly analyses of the Company’s executive and trustee compensation in comparison to the benchmark companies. Representatives of our compensation consultant spoke with the Chair of the Compensation Committee, as well as with management, in preparing for committee meetings, attended committee meetings and met in executive session with the Compensation Committee without the presence of management.
Applicable SEC rules require companies to assess whether the work of any compensation consultant who has played any role in determining or recommending the amount or form of executive or director compensation raises any “conflicts of interest.” If so, the company must disclose in its proxy statement the nature of any such conflict of interest and how it is being addressed. The Compensation Committee reviewed the relationships among FPC and the Company’s trustees and executive officers in order to assess whether the work done by FPC raised any conflicts of interest. The Compensation Committee did not identify any such conflicts of interest in its inquiry of these parties as a part of this assessment. Under its charter, the Compensation Committee also

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has the authority to retain, approve fees for and terminate advisors, consultants and legal counsel as it deems necessary to assist in the fulfillment of its responsibilities. Prior to engaging any such advisor, consultant or legal counsel, the Compensation Committee considers the independence assessment of such advisor pursuant to applicable NYSE and SEC rules, but the committee retains discretion to engage any such advisor, without regard to its independence, after considering the findings in such assessment.
Trustee Attendance at Annual Meetings
Our trustees are expected to attend each annual meeting of shareholders, although conflict situations can arise from time to time. Each of our trustees attended the 2025 annual meeting.
Family Relationships
No family relationships exist between any of our trustees, nominees or executive officers.
Board Leadership Structure and Role in Risk Oversight
The Company believes that its Board is best characterized as independent. As noted above, a majority of the Board’s members are independent and unaffiliated, with our Chairman and Chief Executive Officer being the only trustee who is also a member of management. Mr. Silvers serves as executive Chairman and Chief Executive Officer and Ms. Shanks as Lead Independent Trustee. The Board believes that this structure is appropriate in light of Mr. Silvers’ unique knowledge, experience and relationship with the Board, the Company’s industry and the Company’s management. As executive Chairman, Mr. Silvers sets the Board agenda, leads the Board in oversight of the Company’s strategic planning and opportunities and identifies key risks and mitigation approaches for the Board’s review. As Lead Independent Trustee, Ms. Shanks retains significant authority, including providing input on behalf of the independent trustees on Board agendas, calling meetings of the independent trustees, setting agendas for executive sessions and leading performance evaluations of the Chief Executive Officer.
As described in detail above, there are three committees of the Board of Trustees: the Audit Committee, the Nominating/Company Governance Committee, and the Compensation Committee.
The Board of Trustees and its committees play an important risk oversight role at the Company. The entire Board reviews and determines the Company’s overall business strategy, the management of its balance sheet, and each year’s annual budget. The Board also reviews all material acquisition, investment and disposition transactions entered into by the Company and its subsidiaries. The Audit Committee of the Board is specifically charged with reviewing the Company’s financial risk exposures. Further, the Company’s independent auditors report directly to the Audit Committee.
The administration of the Board’s risk oversight role does not have any direct effect on the Board’s leadership structure. However, we believe that the Board’s structure, its committees, and the experience and diverse backgrounds of our trustees all help to ensure the integrity of the Company’s risk management and oversight.
Securities Trading Policy and Policy Against Hedging and Pledging
Our insider trading policy prohibits executive officers, trustees, certain employees with access to our material, non-public information and certain of their respective family members and controlled entities (“Covered Persons”) from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. This policy also prohibits Covered Persons from engaging in speculative hedging transactions in our securities and pledging our securities, including using such securities for margin loans. In addition, the policy requires the Company to comply with all applicable insider trading laws, rules, regulations and listing standards, including those governing its purchase, sale or other disposition of Company securities.

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TRUSTEE COMPENSATION
During 2025, our non-employee trustees received the following compensation:
•On the date of the annual meeting of shareholders, an annual retainer of $70,000, which could be taken in the form of cash or in restricted share units (or a combination of cash and restricted share units) with restricted share units being valued at 150% of the portion of the cash retainer amount replaced with restricted share units. In 2025, each of the non-employee trustees elected to take this retainer in the form of restricted share units other than Mr. Peter C. Brown who elected to receive $35,000 of annual retainer in cash;
•On the date of the annual meeting of shareholders, equity awards valued at $130,000 in the form of restricted share units;
•On the date of the annual meeting of shareholders, the Lead Independent Trustee received an additional annual retainer of $30,000, and the Chairs of the Audit, Compensation, and Nominating/Company Governance Committees received an additional annual retainer of $25,000, each of which could be taken in cash or in restricted share units (or a combination of cash and restricted share units) with restricted share units being valued at 150% of the cash retainer amount replaced with restricted share units. In 2025, each of the eligible non-employee trustees elected to take these additional retainers in the form of restricted share units other than Ms. Sterneck who elected to receive the $25,000 additional annual retainer in cash;
•Each member of the Audit, Compensation and Nominating/Company Governance Committees (other than the Chairs) received additional annual cash retainers of $12,500, paid in equal quarterly installments; and
•Reimbursement for any out-of-town travel expenses incurred in attending Board or committee meetings and other expenses incurred on behalf of the Company and reimbursement of up to $10,000 annually for continuing director education.
Each restricted share unit granted to the non-employee trustees initially represents one common share. The restricted share units vest on or around June 1st of each year or earlier upon a change in control of the Company. Vested restricted share units entitle the holders thereof to receive one common share for each unit upon the date such holder is no longer a trustee or such other date or dates as specified by the trustee prior to the grant. All of the restricted share units granted to our non-employee trustees during 2025 were issued under our 2016 Equity Incentive Plan.
Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board. Therefore, Mr. Silvers, who served as trustee during 2025, is not listed in the Trustee Compensation table below.

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Trustee Compensation for Fiscal 2025
The following table contains information regarding the compensation earned by the non-employee members of the Board of Trustees during 2025:

Name	Fees Earned or Paid in Cash (1)	Share Awards (2)(3)	Option Awards (4)	Non-Equity Incentive Plan Compensa- tion	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Peter C. Brown	$95,000	$159,257	—	—	—	—	$254,257
William P. Brown	95,000	178,153	—	—	—	—	273,153
John P. Case III	95,000	178,153	—	—	—	—	273,153
James B. Connor	120,000	191,648	—	—	—	—	311,648
Virginia E. Shanks	125,000	194,347	—	—	—	—	319,347
Robin P. Sterneck	120,000	178,153	—	—	—	—	298,153
John Peter Suarez	114,210	230,486	—	—	—	—	344,696
Lisa G. Trimberger	120,000	191,648	—	—	—	—	311,648
Caixia Y. Ziegler	95,000	178,153	—	—	—	—	273,153
(1)Amounts include annual retainers for each trustee, additional annual retainers for each trustee serving as Chairman of the Board or as a Chair of committees of the Board and additional cash retainers for serving on Board committees. Each of the trustees (other than Mr. Peter C. Brown who elected to receive $35,000 of his annual retainer in cash and Ms. Sterneck who elected to receive $25,000 of her retainer as Chair of the Compensation Committee in cash) elected to receive all of their annual retainers and additional annual retainers for 2025 (and prorated retainers for Mr. Suarez as discussed in note 5) for serving as Chair of a committee in the form of restricted share units with an aggregate grant date fair value per trustee of $107,961 in the case of Ms. Shanks, $102,563 in the case of Mr. Connor and Ms. Trimberger, $97,774 in the case of Mr. Suarez, $75,572 in the case of Mses. Sterneck and Ziegler and Messrs. William P Brown and Case, and $37,786 in the case of Mr. Peter C. Brown (in each case, excluding the incremental aggregate grant date fair value of restricted share units that a trustee, by accepting restricted share units instead of cash for their annual retainers and additional retainers, received in excess of the annual cash retainers that the trustee would have otherwise received in 2025, which are reported in the “Share Awards” column). See note 2 below for a discussion of the method used in determining the aggregate grant date fair value of the restricted share units.
(2)Amounts reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 14 of the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.
(3)Amounts include: (i) restricted share unit awards granted to each trustee on the date of the Company’s 2025 annual meeting of shareholders with an aggregate grant date fair value per award of $140,361 (and prorated restricted share unit awards for Mr. Suarez as discussed in note 5); and (ii) the incremental aggregate grant date fair value of the restricted share units that a trustee, by accepting restricted share units instead of cash for all or a portion of their annual retainers and additional annual retainers, received in excess of the annual cash retainers that the trustee would have otherwise received in 2025, which was $53,986 in the case of Ms. Shanks, $51,287 in the case of Mr. Connor and Ms. Trimberger, $48,893 in the case of Mr. Suarez, $37,792 in the case of Mses. Sterneck and Ziegler and Messrs. William P Brown and Case, and $18,896 in the case of Mr. Peter C. Brown. Nonvested restricted share units held by trustees and outstanding at December 31, 2025 include: (i) Mr. Peter C. Brown – 3,518; (ii) Mr. William P. Brown – 4,530 (iii) Mr. Case – 4,530; (iv) Mr. Connor – 5,253; (v) Ms. Shanks – 5,397; (vi) Ms. Sterneck – 4,530; (vii) Mr. Suarez – 6,094; (viii) Ms. Trimberger – 5,253; and (ix) Ms. Ziegler – 4,530.

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(4)No trustees held any vested and unexercised or nonvested option awards at December 31, 2025.
(5)Mr. Suarez was appointed to the Board on January 24, 2025 and received prorated fees, retainers and restricted share unit awards for his service on the Board.

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EXECUTIVE OFFICERS
Here are our executive officers and some brief information about their backgrounds.

Gregory K. Silvers	Chairman, President and Chief Executive Officer	Age: 62
Mr. Silvers is our President, Chief Executive Officer and Chairman of our Board. His background is described in “Proposal No. 1: Election of Trustees.”
Mark A. Peterson	Executive Vice President, Chief Financial Officer and Treasurer	Age: 62

Mr. Peterson was appointed an Executive Vice President in May 2015. He previously served as a Senior Vice President from February 2012 until this appointment, and he served as a Vice President from 2004 until February 2012. Mr. Peterson has also served as our Chief Financial Officer and Treasurer since 2006. From 1998 to 2004, Mr. Peterson was with American Italian Pasta Company, a publicly traded manufacturing company, most recently serving as Vice President-Accounting and Finance. Mr. Peterson was Chief Financial Officer of J.C. Nichols Company, a real estate company headquartered in Kansas City, Missouri, from 1995 until its acquisition by Highwoods Properties, Inc. in 1998. Mr. Peterson is a C.P.A. and received a B.S. in Accounting, with highest honors, from the University of Illinois.

Benjamin N. Fox	Executive Vice President and Chief Investment Officer	Age: 46

Mr. Fox was appointed an Executive Vice President in August 2025 and Chief Investment Officer in March 2026. Prior to joining the Company, Mr. Fox was Managing Director in the Net Lease Division of Ares Management Corporation, where he played a key role in building and leading the platform. From 2007 to 2021, he held multiple leadership roles at Realty Income, ultimately serving as Executive Vice President of Asset Management and Operations, where he oversaw approximately 7,000 properties across the U.S. and U.K. Earlier at Realty Income, he served as Vice President of Acquisitions and Vice President of Strategic Investments. Mr. Fox began his career in investment banking at JPMorgan. He earned his MBA from The Wharton School of the University of Pennsylvania and holds a B.A. from Cornell University.

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Elizabeth A. Grace	Senior Vice President of Human Resources and Administration	Age: 71

Ms. Grace was appointed our Senior Vice President of Human Resources and Administration on January 3, 2022. From March 2018 until her appointment, she served as our Vice President of Human Resources and Administration. From 2006 until her appointment, Ms. Grace served as the Vice President of Human Resources at Beauty Brands, LLC, a privately held salon and spa superstore chain. Prior to that, Ms. Grace was with Applebee’s International, a then publicly traded restaurant chain, for seven years, during which time she served in a number of human resource positions within the corporate office, including the International Division. Ms. Grace received her bachelor of science from Auburn University.

Gwendolyn M. Johnson	Senior Vice President – Asset Management	Age: 54
Ms. Johnson was appointed as our Senior Vice President of Asset Management on February 21, 2023. From March 2020 until her appointment, she served as our Vice President of Asset Management. Prior to joining the Company in 2020, Ms. Johnson served as Managing Partner of Lane4 Property Group. Lane4 developed and revitalized commercial real estate in a variety of Midwestern markets during her 12 years with the firm. Earlier in her career, she served as a Real Estate Manager at CBRE and Associate Vice President and City Leader with Colliers Turley Martin Tucker. Ms. Johnson received her Bachelor of Arts from the University of Missouri.
Tonya L. Mater	Senior Vice President and Chief Accounting Officer	Age: 48

Ms. Mater was appointed as our Senior Vice President and Chief Accounting Officer on May 29, 2020. From September 9, 2015 until her appointment, Ms. Mater was our Vice President and Chief Accounting Officer. From 2012 to 2015, she served as our Vice President and our Controller, and from 2006 to 2012, she served as our Controller. From 2002 to 2006, she served in other capacities within our Accounting Department. Prior to joining the Company in 2002, Ms. Mater worked as an auditor with KPMG and Mayer Hoffman McCann P.C. from 2000 to 2002. Ms. Mater is a C.P.A and received a B.S. in Accounting from the University of Kansas.

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Brian A. Moriarty	Senior Vice President – Corporate Communications	Age: 64

Mr. Moriarty was appointed as our Senior Vice President-Corporate Communications on February 27, 2024. From June 2011 until his appointment, Mr. Moriarty served as Vice President-Corporate Communications. During his tenure as Vice President, he was a leading participant in the Company’s rebranding and strategic shift to its experiential focus. Prior to joining the Company in 2011, Mr. Moriarty held communications and marketing leadership positions at several publicly traded companies including H&R Block, American Century Mutual Funds and started the first decade of his career at Sprint Telecom. Mr. Moriarty received his B.S. degree from the University of Kansas.

Paul R. Turvey	Senior Vice President, General Counsel and Secretary	Age: 48

Mr. Turvey was appointed as our Senior Vice President, General Counsel and Secretary on March 1, 2024. Prior to that, Mr. Turvey served as our Senior Vice President and Associate General Counsel since February 21, 2023. From 2016 until February 21, 2023, Mr. Turvey served as our Vice President and Associate General Counsel. From 2013 to 2016, he served as our Associate General Counsel. Prior to joining the Company in 2013, Mr. Turvey was a partner at Dentons and was based in the firm’s Real Estate Group from 2004 to 2013. Mr. Turvey received his J.D. from the University of Kansas School of Law, and a B.S. in Business Administration and B.G.S. in Communication Studies, both from the University of Kansas.

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EXECUTIVE COMPENSATION
Proposal No. 2 – Advisory Vote to Approve NEO Compensation

What are you voting on?	As required by Section 14A of the Exchange Act, the Company is asking its shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in these proxy materials.
The Board recommends a vote FOR this proposal because it believes that our compensation program is effective in attracting and retaining quality executives by:
•Aligning our executives’ interests with those of our shareholders to maximize long-term value, and
•Motivating our executives to achieve, and rewarding them for, superior performance.
This advisory proposal, commonly referred to as a “say-on-pay” proposal, is not binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program on an annual basis.
At the Company’s prior annual meeting of shareholders held in May 2025, approximately 92.4% of the votes cast on the “say-on-pay” proposal were voted in favor of the proposal, demonstrating our shareholders’ support of the Company’s approach to executive compensation and consistent with our strong “say-on-pay” results over the last ten years.

Vote Required	The affirmative vote of a majority of the votes cast on this proposal is required to approve, on a non-binding advisory basis, this proposal.

Your Board recommends a vote “FOR” the approval of the “say-on-pay” advisory vote.

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Compensation Discussion and Analysis

In this section, we describe the material components of our executive compensation program for our named executive officers (“NEOs”), whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this proxy statement. For our 2025 fiscal year, which ended on December 31, 2025, our NEOs included the following individuals:

Officers	Title as of December 31, 2025

Gregory K. Silvers	Chairman, President and Chief Executive Officer

Mark A. Peterson	Executive Vice President, Chief Financial Officer and Treasurer

Gregory E. Zimmerman (1)	Executive Vice President and Chief Investment Officer

Paul R. Turvey	Senior Vice President, General Counsel and Secretary

Tonya L. Mater	Senior Vice President and Chief Accounting Officer

(1) Mr. Zimmerman retired effective March 2, 2026.
In addition, we provide an overview of our executive compensation philosophy and the elements of our executive compensation program. We also explain how and why our Compensation Committee arrives at specific compensation policies and practices involving our NEOs.
The discussion below includes references to certain non-GAAP financial measures. For more information regarding these non-GAAP financial measures and for a reconciliation of these non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, see “Non-GAAP Financial Measures” on pages 50 through 55 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Compensation Philosophy
Our Compensation Committee has designed our executive compensation program to attract and retain quality executives by aligning our executives’ interests with those of our shareholders, motivating our executives to achieve superior performance, and rewarding them for such performance, with the overarching goal of maximizing long-term shareholder value. These key principles have remained consistent over time and are reflected in the specific goals of our executive compensation program:

Align our Executives’ Interests with our Shareholders’ Interests	Motivate and Reward Superior Performance
• Reward executives for performance on measures designed to preserve or increase shareholder value
•Use equity-based incentives to ensure that executives focus on business objectives that preserve and build shareholder value

•Create a balanced and competitive compensation program utilizing base salary, annual incentives, long-term equity-based incentive compensation, and other benefits
• Emphasize variable performance-based compensation

Our Compensation Committee generally uses the market median of our compensation peer group as an indicator of competitive market trends for setting opportunity levels for each element of our compensation program. Actual compensation may fluctuate above or below the median of our compensation peer group based on the executive’s experience level, the Company’s performance as measured against various metrics and the executive’s individual performance. Base salaries are established at levels intended to approximate the median of base salaries for comparable positions at our peer group companies. A substantial portion of our NEOs’ compensation is payable through our annual incentive program (the “AIP”) and our long-term incentive program (the “LTI”) and will vary depending on Company and personal performance. Compensation under our AIP and LTI is paid primarily through equity awards, all of which are considered at-risk, which means that our NEOs may not realize their total compensation.

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The AIP evaluates performance over a short-term based on the achievement of financial, operational and strategic performance metrics, which drive shareholder value. For 2025, these metrics were:
•Funds from operations ("FFO"), as adjusted, per Share;
•Investment spending; and
•Personal performance.
Performance bonuses awarded under the AIP are payable in cash, nonvested restricted common shares, or a combination of cash and nonvested restricted common shares, at the election of the executive. We incent executives to elect to receive AIP awards in nonvested restricted common shares by valuing the equity award at an amount equal to 150% of the cash amount the executive otherwise would have received, further aligning their interests with our shareholders. For 2025, our NEOs, other than Mr. Zimmerman, elected to receive 100% of their bonuses in nonvested restricted common shares, and Mr. Zimmerman elected to receive 100% of his bonus in cash.
A significant portion of the LTI awards are awarded based on the Company’s total shareholder return ("TSR") relative to comparable REITs over multiple years and growth in adjusted funds from operations per diluted share (“AFFO per Share”). In addition, a portion of the LTI awards are made in the form of nonvested restricted common shares to enhance our ability to recruit and retain executives. Both AIP and LTI equity awards vest annually over time (three years for AIP awards and four years for LTI restricted share awards), which is intended to incent retention and stability among the Company’s executives. Beginning in 2024, the LTI was adjusted to increase the threshold required for the awards to be paid at target from the 50th percentile to the 55th percentile for the metrics based on the Company’s TSR compared to the TSR of the Company’s peer group and compared to the TSR of the MSCI US REIT Index.
The compensation of our NEOs in 2025 reflects our philosophy of aligning the interests of our executives and our shareholders. For our CEO, the specific components of total direct compensation (excluding perquisites and other personal benefits) for 2025 are illustrated by the chart below on the left. This chart shows that performance-based LTI awards comprised approximately 32% of his total direct compensation and performance-based AIP awards comprised approximately 43% of his total direct compensation, all of which was at-risk. The chart below on the right illustrates the specific components of our other NEOs’ average total direct compensation for 2025 (excluding perquisites and other personal benefits). The chart shows that performance-based LTI awards comprised approximately 27% of their total direct compensation and performance-based AIP equity awards comprised approximately 41% of their total direct compensation, all of which was at-risk. The components depicted below are more fully described beginning on page 39.

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Share Ownership Guidelines
In order to further strengthen alignment between our NEOs' and trustees' interests and our shareholders' interests, in February of 2025, the Board of Trustees approved a significant increase to our share ownership guidelines for NEOs and trustees increasing the requirements by 50% to 500%. As a result, the Company believes that its share ownership guidelines are market leading relative to its peers. Each executive and trustee is required to have acquired, within four years of becoming an executive or trustee, common shares or unvested restricted common shares having a market value in excess of the following:

	Prior Requirement	New Requirement
Trustees	4x current annual retainer	6x current annual retainer
CEO	5x current base salary	12x current base salary
CFO	3x current base salary	6x current base salary
Executive Vice Presidents	1x current base salary	6x current base salary
Senior Vice Presidents	1x current base salary	3x current base salary
Advisory Vote on Executive Compensation
Since our first “say-on-pay” vote in 2011, our shareholders have consistently indicated their strong support of our approach to executive compensation. Over the last 10 years, on average, approximately 91.8% of the votes cast were voted in favor of the “say-on-pay” proposals.

Historical Say-on-Pay Results
94.8%
95.8%
94.3%
94.6%
92.4%
86.4%
80.7%
94.5%
92.0%
92.4%
Historical Average 91.8%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

In establishing 2025 compensation, the Compensation Committee considered the shareholder vote in 2024 on the compensation paid to NEOs, in which approximately 92.0% of the shares voted were in favor. The Compensation Committee viewed this vote as supportive of the Company's overall approach to executive

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compensation. At the 2025 shareholder meeting, approximately 92.4% of the shares voted in favor of compensation paid to the NEOs.
After evaluating our compensation programs, the Compensation Committee believes they are designed to align the executives’ interests with those of our shareholders because:
•AIP awards are eligible to be paid in shares, at a premium in lieu of cash, and historically substantially all of the AIP awards have been paid in the form of restricted shares, which vests equally over three years, placing that compensation at risk.
•The performance share unit awards under the LTI are tied, in part, to the Company’s TSR relative to its peers and an applicable benchmark and growth in AFFO, per Share. In the past, NEOs have not received compensation for LTI performance share unit awards if the Company has underperformed against its peers and benchmarks over a three-year span. Conversely, when the Company has surpassed its peers and benchmarks, the NEOs have received compensation for LTI performance share unit awards in excess of target. Further, for the performance period ending on December 31, 2025, while the Company’s TSR outperformed relative to its Triple-Net Peer Group and the MSCI REIT Index, the Company’s AFFO, per Share, growth was below the minimum threshold resulting in no compensation for LTI performance share unit awards to the NEOs specific to this metric. These results show that the LTI effectively aligns the interests of both our shareholders and executives.
See “Long-Term Incentive Program – Performance Share Units.” The Compensation Committee expects to continue to consider future annual say-on-pay votes and investor feedback when making decisions regarding our executive compensation program, policies and practices.

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Key Features of our Executive Compensation Program
Our executive compensation program is designed to attract, reward, and retain executives who can lead the Company and continue our long-term track record of profitability, growth, and TSR, including share price appreciation and dividends. The following are the key features of our executive compensation program:

What We Do	What We Don’t Do
✓The majority of total compensation is at-risk and tied to performance (i.e., not guaranteed); fixed salaries comprise a modest portion of each NEO’s overall compensation opportunity
✓We enhance executive officer retention with time-based, multi-year vesting schedules for certain equity incentive awards
✓To set variable pay, we establish performance goals for management, assess performance against these goals and compare our performance on key metrics against other comparable triple-net lease REITs
✓Multi-year, long-term incentive equity awards use relative TSR as principal metrics
✓We have market leading share ownership guidelines relative to our peers for our executives and trustees
✓We engage an independent compensation consultant to advise the Compensation Committee, which is comprised solely of independent trustees
✓We incentivize executives to elect to receive AIP awards in the form of unvested, restricted common shares instead of cash by valuing the equity award at a premium, further aligning their interests with our shareholders
✓We maintain a compensation recovery policy (“clawback policy”) applicable to executive officer incentive compensation that complies with applicable NYSE listing standards

✗We do not provide our executives and will not provide any new executives with tax gross-ups with respect to payments made in connection with a change of control
✗We do not allow hedging or pledging of Company securities
✗We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; annual incentive compensation is not based on a single performance metric and we do not have guaranteed minimum payouts
✗We do not allow for repricing of common share options
✗We do not provide excessive perquisites; our perquisites are market competitive to incent executive retention

2026 Proxy Statement	Page 39

Executive Compensation Program Summary
The chart below summarizes the elements and objectives of our 2025 executive compensation program for our CEO and other NEOs.

Component	Purpose	Characteristics	Discussion
Base Salary	Compensates executives competitively relative to the market for their level of responsibility and experience.	Established at a level intended to approximate the median of base salaries provided by our peer group companies for comparable positions, responsibilities and experience.	Page 43
Annual Incentive Awards	Motivates and rewards short-term operational, financial and individual performance.	A variable cash component designed to tie directly to key annual performance drivers and personal performance, with an incentive to convert this award to unvested equity compensation.	Page 43
Long-Term Incentive Awards (includes restricted common shares and PSUs)	Encourages the creation of long-term shareholder value and rewards long-term performance through share-based incentives that vary based on share price and, in the case of performance share units (“PSUs”), on the achievement of predefined goals. Intended to reward performance over a multi-year period, link executives’ interests to those of our shareholders, and encourage retention through unvested equity grants that vest equally over four years.	Equity-based compensation focusing on total shareholder return relative to other REITs over multiple years, earnings growth as measured by our AFFO per Share over multiple years and executive retention.	Page 46
Health and Welfare Benefits	Offers market-competitive benefits, thus supporting our attraction and retention objectives.	Benefits for executives include a 401(k) plan with matching Company contributions, health, disability and life insurance, and are generally the same as those available to all employees except for a term life insurance benefit and executive health benefits discussed below.	Page 50
Perquisites	Provides benefits that are market-competitive to support our attraction and retention objectives.	Perquisites are not a material component of our executive compensation program and are reviewed annually for reasonableness.	Page 50
Severance Benefits	Provides a severance benefit that is consistent with market practices and supports our attraction and retention objectives.	Under our severance plan, our CEO and the other NEOs are qualified for certain cash severance benefits that are triggered by permanent disability, termination without cause and termination by the executive for good reason.	Page 62
Approximately 90% of our CEO’s compensation and approximately 80% of our other NEOs’ executive compensation is variable pay under the AIP and LTI, which allows the Compensation Committee to reward good performance and penalize poor performance.
•The AIP evaluates performance over a short-term based on the achievement of financial, operational, and strategic performance metrics and the executive’s personal performance objectives. The performance metrics and personal objectives are established at the beginning of each year. For 2025, the Compensation Committee established performance metrics based on FFO, as adjusted, per Share, investment spending, and achievement of personal objectives, which are key factors driving the Company’s performance.

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•Performance bonuses awarded under the AIP are payable in cash, unvested restricted common shares, or a combination of cash and unvested restricted common shares, at the election of the executive. We incent executives to elect to receive AIP awards in unvested restricted common shares by valuing the equity award at an amount equal to 150% of the cash amount the executive otherwise would have received, further aligning their interests with our shareholders. With few exceptions, over the prior decade, each of the NEOs elected to receive 100% of their AIP payments in unvested restricted common shares, demonstrating strong alignment between our executives’ interests and our shareholders’ interests.
•LTI awards are based primarily on measures of long-term shareholder return and earnings growth, which the Compensation Committee believes is the best method to align management’s incentives with the long-term interests of the Company’s shareholders. LTI awards are also made to incent executive retention.
•LTI awards are granted in the form of PSUs which are earned based on the achievement of performance metrics tied to TSR and AFFO per Share over a three-year period, and in the form of restricted shares which vest ratably over four years.
•This combination of performance-based grants and time-based equity awards was designed to establish a proper balance of short-term and long-term performance incentives with strong retention incentives.
•Time-based vesting of both AIP and a portion of the LTI equity awards (three years for AIP awards and four years for LTI restricted share awards) is intended to incent retention and stability among the Company’s executives.
The following charts illustrate the alignment between the compensation paid to our NEOs and our shareholders’ interests. By design, a majority of each NEO’s compensation is payable in equity and at-risk. Base salaries are paid in cash, while AIP awards are paid in cash, unvested restricted common shares, or a combination of both, at the executive’s election, and 100% of the LTI opportunities are payable in common shares. The charts on the left depict the allocation if the executives had elected to receive AIP award in cash, and the charts on the right show the actual allocation based on each executive’s election to receive his or her AIP payments in unvested restricted common shares in 2025, except for Mr. Zimmerman.

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Allocation if each executive had elected to receive his or her AIP award in cash:

CEO
Paid in Equity 54%
Paid in Cash 46%

Other NEOs
Paid in Equity 43%
Paid in Cash 57%

Actual allocation based on each executive's AIP election[1]:

CEO
Paid in Cash 10%
Paid in Equity 90%

Other NEOs
Paid in Cash 20%
Paid in Equity 80%

The variance between our CEO’s compensation and the compensation of the other NEOs reflects the difference in responsibilities and overall accountability to shareholders. Our CEO’s equity compensation is higher than that of the other NEOs because the CEO bears a higher level of responsibility for the Company’s performance, as he is directly responsible for leading the development and execution of the Company’s strategy and for selecting, retaining and managing the executive team.
2025 Results and Accomplishments
The following highlights our 2025 accomplishments that impacted our executive compensation decisions and policies related to executive compensation. For 2025, the Compensation Committee set the AIP metrics based on FFO, as adjusted, per Share, investment spending and personal performance, factors that drive our performance.
The following table compares the Company’s actual performance to the targeted level of each AIP performance measure for 2025:

2025 - Performance Measures(1)	Minimum	Target	Maximum	Actual	Performance Against Target
FFO, as adjusted, per Share	$4.93	$5.03	$5.13	$5.12	Between target and maximum
Investment spending	$200 million	$250 million	$300 million	$288.5 million	Between target and maximum
(1)A discussion of these performance measures is provided on pages 43 and 44.

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Significant accomplishments in 2025 include:
•FFO, as adjusted, per Share was $5.12, an increase of 5.1% versus the prior year.
•Increased monthly cash dividend by 3.5% to $0.295 per common share.
•Concluded the year in a strong liquidity position with cash on hand of $90.6 million and no balance outstanding on its $1.0 billion unsecured revolving credit facility with leverage metrics at the low end of targeted levels.
•Maintained investment grade ratings on its public debt from all rating agencies.
•Invested $288.5 million, substantially in non-theatre assets.
•Completed dispositions totaling $168.3 million in net proceeds and recognized a gain of $39.5 million.
•Filed a new universal shelf registration statement and a new shelf registration statement for the Company's DSP Plan.
•Entered into amendment number one to the Company's Fourth Amended, Restated and Consolidated Credit Agreement, dated as of September 19, 2024, to remove the SOFR index adjustment with respect to loans denominated in U.S. dollars.
•Fully repaid $300.0 million of senior unsecured notes using borrowings under the Company's $1.0 billion senior unsecured revolving credit facility.
•Completed a public offering of $550.0 million of 4.75% senior unsecured notes due on November 15, 2030.
•Established the ATM Program, which allows the Company to issue common shares having an aggregate sales price of up to $400.0 million.
Compensation Program Design and 2025 Compensation Decisions
Our Compensation Committee uses the elements of executive compensation described below to meet its compensation objectives for NEOs. The percentage of a NEO’s total compensation that is comprised of each of the compensation elements is not specifically determined, but instead, is a result of the targeted competitive positioning for each element (i.e., at approximately the market medians). For 2025, variable pay consisting of AIP and LTI awards, constituted approximately 90% of our executive compensation for our Chief Executive Officer, and for our other NEOs, an average of approximately 80%. This compensation structure allows the Compensation Committee to reward good performance and penalize poor performance. Typically, LTI awards comprise a significant portion of a NEO’s total compensation. This is consistent with our Compensation Committee’s desire to reward long-term performance in a way that is aligned with our shareholders’ interests.
Base Salary. Generally, the Compensation Committee establishes base salary at a level intended to approximate the median of base salaries provided by peer group companies for comparable positions and responsibilities and experience. Setting base salaries at this level is intended to allow us to emphasize performance-based incentive compensation payable under our AIP and LTI. In setting base salary for 2025, the Committee considered guidance from our compensation consultant regarding salary increases within the REIT industry. The Compensation Committee approved base salaries for 2025 to set compensation as follows:

	2025 Base Salary	Percentage Change from 2024
Gregory K. Silvers	$933,400	3.0%
Mark A. Peterson	560,100	3.0%
Gregory E. Zimmerman	510,700	3.0%
Paul R. Turvey	403,200	12.0%
Tonya L. Mater	347,100	3.0%
Annual Incentive Program. At the beginning of each year, our Compensation Committee determines AIP opportunities based upon the Company’s overall objectives and the individual objectives of the executive as

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evaluated in terms of a variety of goals and metrics. In establishing performance metrics, our Compensation Committee strives to ensure that:
•Incentives are aligned with the strategic goals set by our Board;
•Targets are sufficiently ambitious so as to provide a meaningful incentive; and
•Bonus opportunities are consistent with the overall compensation program established by our Compensation Committee.
The following table depicts the historical cash payout under our AlP as a percentage of target:At the beginning of 2025, the Company identified three performance factors as key to furthering our strategic goals. As a result, the Compensation Committee decided to establish AIP metrics based on:

Recent History of Annual Incentive Cash Award Payout
98%
163%
156%
170%
126%
184%
2020
2021
2022
2023
2024
2025
CEO
98%
163%
156%
169%
130%
184%
2020
2021
2022
2023
2024
2025
Average of Other NEOs

•FFO, as adjusted, per Share;
•Investment spending; and
•Personal objectives for each executive.
Our Board of Trustees tracks FFO and growth in FFO, as adjusted, per Share on a regular basis, and, like many other REITs, considers growth in FFO, as adjusted, per Share to be one of the most important measures of Company performance. The National Association of Real Estate Investment Trusts developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is a widely used measure of the operating performance of real estate companies.
The Compensation Committee established performance metrics designed to incent our executives to maximize growth under these metrics believing they would be important drivers of shareholder value.
Our Compensation Committee believes that growth in investment spending is a significant driver of the long-term success of the Company and that achievement of the NEOs personal goals drives achievement of the Company’s goals.

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As a result, in February 2025, our Compensation Committee established minimum, target and maximum AIP performance award opportunities for 2025 (stated as a percentage of annual base salary) that may be paid to each NEO. Those stated opportunities are shown below:

	Minimum	Target	Maximum
Gregory K. Silvers	75.0%	150.0%	300.0%
Mark A. Peterson	50.0%	100.0%	200.0%
Gregory E. Zimmerman	52.5%	105.0%	210.0%
Paul R. Turvey	32.5%	65.0%	130.0%
Tonya L. Mater	27.5%	55.0%	110.0%
The Compensation Committee put a 50% weighting on the FFO, as adjusted, per Share metric, a 30% weighting on the investment spending metric and a 20% weighting on the achievement of personal objectives of each executive.
The following graph depicts the breakdown of factors used by the Compensation Committee to determine AIP:
For the year ended December 31, 2025, FFO, as adjusted, per Share, was $5.12, which was between the target and maximum levels.
For the year ended December 31, 2025, our investment spending was $288.5 million, which was between the target and maximum levels.
Our Compensation Committee concluded that the NEOs performed well against their stated personal goals. Like the financial metrics, each NEO had distinct goals and in evaluating the achievement of the NEOs’ personal goals, the Compensation Committee noted the NEOs’ achievements in the following areas:
•Achieved FFO, as adjusted, per share of $5.12 per diluted share, an increase of 5.1% versus the prior year.
•Concluded the year in a strong liquidity position with cash on hand of $90.6 million and no balance outstanding on our $1.0 billion unsecured revolving credit facility with leverage metrics at the low end of targeted levels.
•Fully repaid $300.0 million of senior unsecured notes using borrowings under our $1.0 billion senior unsecured revolving credit facility.
•Completed a public offering of $550.0 million of 4.75% senior unsecured notes due on November 15, 2030.

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•Established the ATM Program, which allows us to issue common shares having an aggregate sales price of up to $400.0 million.
•Maintained investment grade ratings on our public debt from all rating agencies.
•Constructive approach to relationships with tenants, business partners and employees resulting in long-lasting partnerships and loyal employees.
•Successfully transitioned our Chief Investment Officer role.
If results for a performance metric exceed the minimum, but are less than target, or exceed target but are less than maximum, the award will be determined on a sliding scale based upon the percentage such excess represents of the difference between minimum and target, or target and maximum, as the case may be. As a result of the performance described above, in January 2026, our Compensation Committee approved the following bonuses under our AIP for our NEOs for 2025:

	Percent of Base Salary	Cash Amount	Value of Unvested Restricted Shares Granted In Lieu of Cash Payment (1)
Gregory K. Silvers	276.2%	$2,577,584	$3,866,376
Mark A. Peterson	184.1%	1,031,144	1,546,716
Gregory E. Zimmerman (2)	193.3%	987,209	1,480,813
Paul R. Turvey	119.7%	482,489	723,734
Tonya L. Mater	101.3%	351,456	527,184
(1)Number of unvested restricted shares determined based upon a $50.89 share price, which was the volume weighted average closing price on the five trading days ending on, and the five trading days after, December 31, 2025.
(2)Mr. Zimmerman elected to receive 100% of his bonus in cash.
Performance bonuses awarded under the AIP are payable in cash, unvested restricted common shares or a combination of cash and unvested restricted common shares, at the election of the executive. Executives electing to receive unvested restricted common shares as payment of their annual incentive receive an award having a value equal to 150% of the cash amount they otherwise would have received. Our Compensation Committee believes that allowing executives to receive all, or a portion of their annual incentive, in the form of unvested restricted common shares provides an additional opportunity to increase their ownership levels in the Company and aligns executives’ long-term interests with our shareholders’ interests in value creation. At the beginning of 2025, each of the NEOs, other than Mr. Zimmerman, elected to receive 100% of any performance bonus in the form of unvested restricted common shares that vest at the rate of 33 1/3% per year during a three-year period. Mr. Zimmerman elected to receive all of his performance bonus in the form of cash. For purposes of determining the total number of unvested restricted common shares awarded under the AIP, unvested restricted common shares were valued on the date the award was granted in the first quarter of 2026, using the volume weighted average of the closing price on ten trading days, consisting of the five trading days ending on, and the five trading days after, December 31, 2025, which was $50.89.
Long-Term Incentive Program
Our LTI is designed to align our executives’ and our shareholders’ interests of creating long-term value and to motivate our executives to achieve superior performance by taking into account multiple performance metrics on a forward-looking basis. The restricted common shares and PSUs granted under the LTI are issued under the Company’s 2016 Equity Incentive Plan.
The objectives of the LTI are to:
•Reward achievement over a three-year period;
•Align the interests of our NEOs and shareholders by focusing on metrics that drive shareholder value; and
•Incent retention through multi-year vesting and award opportunities.

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Under the LTI, awards are made in the form of:
•Time-vested restricted shares; and
•PSUs.
The following table describes the design features and purposes of the time-vested restricted share grants and the PSU awards:

Award	Design Feature	Purpose
Restricted Shares	Vest annually over a four-year period, subject to the NEO’s continued employment.(1)	Talent retention and align the interests of our executives with the interests of our shareholders.
PSUs
Earned based on the achievement of multi-year performance targets established by the Compensation Committee. NEOs are issued actual common shares at the end of the three-year performance period, subject to the NEO’s continued employment.(1)
Incentivize our NEOs based on long-term performance and shareholder value creation, talent retention, and align the interests of our executives with the interests of our shareholders.
(1)Subject to our Employee Severance Plan, discussed below.
Grant of Share Awards in 2025
Our Compensation Committee sets opportunities under our LTI using target equity award values which are based on a percentage of each executive’s base salary. Target equity award values are set the beginning of each year at the same time as the AIP bonuses are determined.
The target equity award value is granted in the form of time-vested restricted shares and PSUs. The number of restricted shares and PSUs granted is determined using the volume-weighted average price of our common shares based on the last 30 trading days prior to the date of the award ($47.16 for 2025 LTI incentive awards). For the three-year period beginning on January 1, 2025, our Compensation Committee established the following target LTI award values and numbers of restricted shares and PSUs for our NEOs:

	LTI Award Value - Time-Based Restricted Shares (as a % of Salary)	Number of Restricted Shares	LTI Award - Performance Share Units Award Value (as a % of Salary)	Target Number of PSUs
Gregory K. Silvers	133.2%	26,363	306.8%	60,722
Mark A. Peterson	76.6%	9,097	176.4%	20,950
Gregory E. Zimmerman	74.9%	8,111	172.6%	18,691
Paul R. Turvey	45.3%	3,873	104.7%	8,951
Tonya L. Mater	26.6%	1,958	61.4%	4,519
Restricted Shares
The restricted shares granted under the LTI vest ratably over a four-year period, subject to the NEO’s continued employment with the Company. The Compensation Committee believes that this longer vesting period supports retention and share ownership, further aligning the NEO's interests with those of our shareholders. Prior to vesting, the NEOs are entitled to receive all dividends on the restricted shares and to vote the shares. All restrictions will lapse and the shares will become fully vested upon the NEO’s death or disability and in accordance with our Employee Severance Plan.
Performance Share Units
PSUs represent the right to earn, on a one-for-one basis, actual common shares of the Company at the end of the three-year performance period established by the LTI. At the beginning of each three-year performance period, the Compensation Committee grants each NEO a target number of PSUs. The actual number of

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common shares issued with respect to a PSU award is based upon the target number of PSUs established at the beginning of the performance period multiplied by a “payout percentage” described below. PSUs earn dividend equivalent rights payable in additional common shares only to the extent actual common shares of the Company are earned at the end of the three-year performance period.
At the beginning of 2025, our Compensation Committee identified three performance factors that would determine the PSU opportunities:
•Our TSR vs. TSR of Triple-Net Peer Group;
•Our TSR vs. TSR of the MSCI US REIT Index; and
•Our Compound Annual Growth Rate of AFFO per Share for the three-year performance period.
Our Compensation Committee put a 52.2% weighting on our TSR vs. the TSR of the triple-net peer group, a 26.1% weighting on our TSR vs. the TSR of the MSCI US REIT Index and a 21.7% weighting on our compound annual growth rate of AFFO per share for the three-year performance period. The financial performance components are measured over a three-year period beginning on January 1, 2025. To the extent performance goals are achieved, actual common shares of the Company will be issued, on a one-for-one basis with each PSU, at the end of the 2025-2027 performance period. The Compensation Committee believes using forward-looking, multi-year performance periods will measure the success of our strategic initiatives designed to enhance shareholder value.
Beginning with the 2024-2026 performance period, the Compensation Committee determined to set the target payout for the metrics based on our TSR vs. the TSR of the triple-net peer group and our TSR vs. the TSR of the MSCI US REIT Index at the 55th percentile rather than the 50th percentile to only reward executives at target when the Company outperformed the median of its peers.
The first performance metric measures our annualized TSR (annualized return assuming annual compounding and reinvestment of dividends) relative to a triple-net peer group. The following table shows the payout percentage for the 2025 PSU awards at various levels of relative and absolute shareholder return. The number of actual common shares issued at the end of the performance period will equal the target number of PSUs (set forth above) multiplied by 52.2% multiplied by the payout percentage set forth below.

2025-2027 Relative Total Shareholder Return vs. Triple-Net Peer Group
Performance Level		Payout Percentage
Outperformance	At least 75th percentile and at least 10% Absolute Annualized TSR	217.0%
Maximum	At least 75th percentile	167.0%
Target	At least 55th percentile	100.0%
Minimum	At least 30th percentile	50.0%
The second performance factor measures our annualized TSR (annualized return assuming annual compounding and reinvestment of dividends) relative to the MSCI US REIT Index. The following table shows the payout percentage for the 2025 PSU awards at various levels of relative and absolute shareholder return. The number of actual common shares issued at the end of the performance period will equal the target number of PSUs (set forth above) multiplied by 26.1% multiplied by the payout percentage set forth below.

2025-2027 Relative Total Shareholder Return vs. MSCI US REIT Index
Performance Level		Payout Percentage
Outperformance	At least 75th percentile and at least 10% Absolute Annualized TSR	217.0%
Maximum	At least 75th percentile	167.0%
Target	At least 55th percentile	100.0%
Minimum	At least 30th percentile	50.0%
For purposes of the two relative TSR comparisons, the Compensation Committee selected to compare our TSR against a group of triple-net lease REITs with which we most directly compete for business and/or capital (see

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the table below) and to compare our TSR against the index that management believes is most relevant to measure our performance (the MSCI US REIT Index).

2025-2027 Triple-Net Peer Group
Agree Realty Corporation	NNN REIT, Inc.
Broadstone Net Lease, Inc.	Realty Income Corporation
Four Corners Property Trust, Inc.	Safehold Inc.
Gaming & Leisure Properties, Inc.	VICI Properties Inc.
Getty Realty Corp.	W.P. Carey Inc.
LXP Industrial Trust
The final financial metric measures the compound average annual growth in our AFFO per Share.
The number of actual common shares issued at the end of the performance period will equal the target number of PSUs (set forth above) multiplied by 21.7% multiplied by the payout percentage set forth below. The Compensation Committee included AFFO per Share growth because it impacts our ability to pay dividends, which is a key driver of our stock price and TSR.

2025-2027 AFFO per Share Growth
Performance Level	Compound Annual Growth Rate of AFFO per Share for the Performance Period	Payout Percentage
Maximum	6.0%	200.0%
Target	4.0%	100.0%
Minimum	2.0%	50.0%
If results for a performance metric exceed the minimum, but are less than target, or exceed target, but are less than maximum, the applicable Payout Percentage will be determined on a sliding scale based upon the percentage such excess represents of the difference between minimum and target, or target and maximum, as the case may be. The applicable Payout Percentage will be 0% if the applicable performance metric is below the minimum.
The Company has historically awarded PSUs and, based on the performance factors used for each of the awards, the various PSUs have resulted in no payout under this portion of the LTI when those performance levels were not achieved and have resulted in amounts above target when better relative performance has been achieved. For the 2022-2024 performance period, PSUs achieved the maximum level because the Company's performance exceeded the maximum thresholds in all metrics. For the 2023-2025 performance period, the Company’s TSR ranked above the 75th percentile relative to its Triple-Net Peer Group and the MSCI US REIT Index and was in excess of 10% on an annualized basis resulting in outperformance for those two metrics. However, the Company’s growth in AFFO, per Share, was below the minimum threshold primarily due to the Company collecting rent in 2023, that was due in, and had been derived from, prior periods, which impacted the Company’s overall growth in AFFO, per Share. Thus, the NEOs received no payout with respect to this metric. This variability in the awards received by our NEOs demonstrates that our LTI aligns NEO compensation with total shareholder returns. See “Summary Compensation Table” on page 54.

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Payout on PSUs since 2023

2021-2023
2022-2024
2023-2025
147,586
133,107
126,235
51,623
50,026
56,612
36,319
30,594
32,318
12,704
12,124
13,720
PSUs Granted
Common Shares Received
PSUs Granted
Common Shares Received
PSUs Granted
Common Shares Received
CEO
Other NEOs (average)

Beginning in 2024, the LTI was adjusted to increase the threshold required for the awards to be paid at target from the 50th percentile to the 55th percentile for the metrics based on the Company’s TSR compared to the TSR of the Company’s peer group and the TSR of the MSCI US REIT Index.
Health and Welfare Benefits. We provide certain health and welfare benefits to the NEOs, including employer matching contributions to our 401(k) plan, health and welfare benefit programs and life insurance, which are generally the same as such benefits provided to all other full-time employees, except the Company provides NEOs with a term life insurance benefit in connection with their severance upon death and executive health benefits, as discussed below.
Perquisites and Other Personal Benefits. We offer the following reasonable personal benefits and perquisites to the currently employed NEOs:
•Vehicles. We have acquired vehicles that the NEOs are entitled to use. Each of those NEOs is taxed for personal use of the vehicles.
•Term Life Insurance. Under our Company’s insurance benefit plan, our Company pays the premium for term life insurance for the benefit of each NEO payable upon the NEO’s severance upon death.
•Executive Health Program. The Compensation Committee requires that each NEO obtain an annual physical from their personal physician or pursuant to an executive health program and NEOs are reimbursed for travel (within the United States) to obtain the physical and any uninsured expenses for medically necessary tests.
•Advisory Services. NEOs are offered optional financial counseling services through Goldman Sachs Ayco, which are paid for by the Company.
•Service Awards. NEOs receive service awards for their years of employment with the Company, consistent with awards offered to all Company employees.

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Chief Executive Compensation. In late 2025, the Compensation Committee conducted a formal evaluation of Mr. Silvers, including reviewing Mr. Silvers’ self-evaluation, and surveying the current members of the Board. Our Compensation Committee considered our overall performance and Mr. Silvers’ achievements during 2025, as well as the compensation of CEOs at our peer group companies. Mr. Silvers’ compensation reflects his effectiveness in fostering a supportive work environment, delivering solid financial performance and results, addressing the Company’s strategic goals, and furthering shareholder engagement. In 2025, the Compensation Committee increased his base salary by 3.0% after considering guidance from our compensation consultant regarding salary increases within the REIT industry. Based on his individual performance evaluation and the performance of the Company in 2025, the Compensation Committee established a bonus under the AIP at 276.2% of his base salary. Mr. Silvers elected to take payment of the AIP bonus in the form of unvested restricted common shares valued at 150% of the bonus. Based on the LTI, the Compensation Committee awarded Mr. Silvers’ restricted common shares and PSUs valued at his target level. The PSUs granted in 2025 are subject to performance metrics calculated over a period of three years ending December 31, 2027. Based upon its review of the various factors described above, the Compensation Committee believes Mr. Silvers’ compensation is reasonable and not excessive.
Roles of the Compensation Committee, Executive Officers, and Compensation Consultant in Determining Executive Compensation
Our Compensation Committee meets annually to make decisions regarding our NEOs’ compensation. When making these decisions, our Compensation Committee considers the performance of our Company and of each NEO, available compensation information of our peer group and the actual compensation provided to each NEO for each of the last three fiscal years. Based upon the review of this information, together with recommendations provided by our Chief Executive Officer (with respect to other NEOs), our Compensation Committee sets, for each of the NEOs, the base salary for the new fiscal year, determines the AIP awards for the most recently completed year, sets AIP opportunities for the new fiscal year and sets the LTI award opportunity for the next three-year period.
In addition to the input of the Chief Executive Officer, other executives attend meetings of our Compensation Committee from time to time and provide historical and prospective breakdowns of primary compensation components for each NEO, and additional context with respect to Company performance. Our Compensation Committee makes the final determinations on all elements of each NEO’s compensation. Our CEO does not play a role in determining his own compensation, other than discussing his annual performance with the Compensation Committee and sharing his accomplishments and proposed objectives with the Compensation Committee.
Our Compensation Committee establishes formulaic performance targets with respect to incentive compensation under our AIP and LTI, provided that a portion of each executive’s AIP award is calculated based on a subjective assessment of personal performance. The Compensation Committee does not intend to make upward or downward adjustments to the formulaic awards under the AIP. The Compensation Committee does not have any ability to exercise discretion to increase or reduce an indicated award under the LTI.
The Compensation Committee has retained Ferguson Partners Consulting L.P. (“FPC”) to advise the Compensation Committee with respect to its review of compensation levels for our NEOs. The Compensation Committee has determined that FPC is independent under our NYSE listing requirements.
Benchmarking to Peer Group
As part of its process of evaluating our executive compensation program, our Compensation Committee reviews peer comparison data to ensure that our executive compensation is competitive within the marketplace. FPC compares our executive’s compensation to that of our peers based both on the executive’s role (e.g., CEO, CFO, etc.) and rank in terms of aggregate compensation (e.g., highest compensated, second highest, etc.). The Compensation Committee reviews data based on the executive’s role and rank because it believes these comparisons provide it with the information it needs to ensure that the Company’s compensation program is fair and competitive.

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Management assisted FPC and the Compensation Committee in the process, providing additional REIT industry insight. The Compensation Committee reviews the peer group used on an annual basis. The following table provides the names and key information for each company in the peer group:
Peer Group

Name	Property Focus	Headquarters	Number of Employees(1)	Implied Market Capitalization As of December 31, 2025 (in millions)(1)	Total Capitalization As of December 31, 2025 (in millions)(1)
Agree Realty Corporation	Other Retail	Royal Oak, MI	90	$8,670.7	$12,163.7
Broadstone Net Lease, Inc.	Diversified	Victor, NY	62	3,469.1	5,989.1
CareTrust REIT, Inc.	Health Care	San Clemente, CA	43	8,054.5	8,972.4
Essential Properties Realty Trust	Other Retail	Princeton, NJ	56	6,236.2	8,756.7
Four Corners Property Trust, Inc.	Other Retail	Mill Valley, CA	496	2,497.5	3,701.6
Gaming and Leisure Properties, Inc.	Casino	Wyomissing, PA	20	13,016.5	20,523.9
Global Net Lease, Inc. (2)	Industrial	New York, NY	56	1,857.7	5,016.7
LXP Industrial Trust	Industrial	New York, NY	58	2,929.0	4,398.1
NNN REIT, Inc.	Other Retail	Orlando, FL	85	7,527.2	12,347.6
Omega Healthcare Investors, Inc.	Health Care	Hunt Valley, MD	69	13,755.9	18,041.4
Sabra Health Care REIT, Inc.	Health Care	Irvine, CA	58	4,767.1	7,305.4
STAG Industrial, Inc.	Industrial	Boston, MA	93	7,160.7	10,456.0
W.P. Carey Inc.	Diversified	New York, NY	199	14,104.2	22,987.1
Median			62	$7,160.7	$8,972.4
Average			107	7,234.3	10,820.0
EPR Properties	Specialty	Kansas City, MO	54	3,799.6	7,304.7
Relative Percentile Rank			21%-ile	36%-ile	36%-ile
(1)Source: S&P Global Market Intelligence.
(2)Added to the peer group for 2025.
FPC’s benchmarking review was based on information disclosed in the peer companies’ 2024 proxy statements, which reported data with respect to fiscal 2023 (the latest year for which comprehensive data was publicly available at the time of the benchmarking analysis), as well as other publicly available information. FPC also reviewed the 2024 NAREIT Compensation Survey (which FPC conducts) and additional proprietary real estate compensation surveys conducted throughout the year by FPC for additional context. FPC’s review compared our executive pay practices to compensation practices for executives in comparable positions at peer companies and advised the Compensation Committee on several aspects of compensation including base salaries, target incentive pay, and pay mix. All of these aspects of FPC’s analyses informed the Committee’s decisions regarding executive pay going into 2025.

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Share Ownership Guidelines
The Compensation Committee has adopted share ownership guidelines applicable to the executives and trustees of the Company. In 2025, the Board of Trustees approved a significant increase to these share ownership guidelines increasing the requirements by a range of 50% to 500% depending upon position. As a result, the Company believes that its share ownership guidelines are market leading relative to its peers. Each executive and trustee is required to have acquired, within four years of becoming an executive or trustee, common shares or unvested restricted common shares having a market value in excess of the following:

	Prior Requirement	New Requirement
Trustees	4x current annual retainer	6x current annual retainer
CEO	5x current base salary	12x current base salary
CFO	3x current base salary	6x current base salary
Executive Vice Presidents	1x current base salary	6x current base salary
Senior Vice Presidents	1x current base salary	3x current base salary
Compensation Recovery Policy
As part of the Company’s pay for performance philosophy, the Company has adopted a policy providing for recovery of erroneously awarded incentive-based compensation in the event of a restatement of the Company’s financial statements (the “Clawback Policy”). The Clawback Policy was adopted, to comply with NYSE listing standards regarding compensation recovery, and the full policy is filed as an exhibit to our 2025 Annual Report on Form 10-K.
Assessment of Compensation-Related Risks
The Compensation Committee does not believe that any of the Company’s compensation programs expose the Company to excessive risk and instead believes that all of the programs encourage behavior that supports sustainable value creation for stakeholders by appropriately balancing risk and reward. During the compensation setting process each year, the Compensation Committee considers the Company’s compensation policies and practices to determine whether, in its judgment, the compensation programs encourage risk-taking behavior likely to have a material adverse effect on the Company.
The Company’s compensation programs have three common elements: base salary, potential AIP awards, and potential LTI awards. For our executives, AIP awards are determined based upon the achievement of both individual and Company performance metrics. For all other employees (other than individuals who originate investments for the Company (“producers”)), AIP awards are determined based upon personal performance ratings and achievement of personal performance goals and are then adjusted, in the discretion of management, based on the Company’s overall performance. For producers, AIP awards are determined solely on the Company’s investment spending and the LTI awards are determined using the same methodology as non-executive employees.
Based on its review, the Compensation Committee believes the investment spending metric, which is utilized in determining both the executives’ and the producers’ compensation, could encourage excessive risk-taking behavior because individual employee actions could directly impact this metric. This risk, however, is mitigated by several factors, as discussed below.
The Compensation Committee believes that the following factors decrease the likelihood of an individual engaging in excessive risk-taking behavior to increase their compensation:
•The 2025 executive compensation program uses a balanced mix of performance metrics, including FFO, as adjusted, per Share, AFFO per Share, investment spending, relative TSR, and personal performance metrics for each executive, to avoid excessive weight on any single performance metric.
•The compensation programs provide a balanced mix of cash and equity and both annual and long-term incentives.

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•The Company has a multi-level approval process for investments (including acquisition and disposition opportunities) that mitigates the risk of using investment spending as a performance metric in its compensation programs. First, the Company’s underwriting team analyzes all investment opportunities. The underwriting team is not compensated based on investment spending and does not report to the production team. Once approved by underwriting, the Company’s senior management reviews investment opportunities, and if approved by management, such opportunities are presented to and approved by the Investment Committee, which consists of each of the NEOs, with transactions in excess of $85 million requiring the additional approval of the Board of Trustees.
•All shares awarded under the AIP and time-based equity awards under the LTI are payable in the form of unvested restricted shares that continue to be at-risk for three years (for AIP awards) and four years (for LTI awards) after they are earned. Specifically, the Company incents individuals to elect to receive AIP awards in unvested restricted common shares by valuing the equity award at an amount equal to 150% of the cash amount the individuals otherwise would have received.
•Our insider trading policy prohibits all employees (including officers) and trustees and certain of their respective family members and controlled entities from engaging in transactions in our securities that are speculative in nature, including, but not limited to prohibiting “short selling,” purchasing options, taking out margin loans against share options, hedging or engaging in any other type of speculative arrangement that has a similar economic effect without the full risk or benefit of ownership, and transacting in the securities of any entity with which the Company is discussing significant business matters.
•Maximum payout levels for awards under the AIP and LTI are capped.
•Executive officers are subject to share ownership and retention guidelines.
•FPC, the Compensation Committee’s independent compensation consultant, assists with the review of the executive compensation policies and practices.
Grant Practices Regarding Equity
The Compensation Committee approves and grants annual equity awards at approximately the same time every year. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times.
The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the end of the prior fiscal year to incentivize delivering on the Company's strategic objectives for the new fiscal year. The Company has not timed the disclosure of material nonpublic information to affect the value of compensation. Any coordination between a grant and the release of information that could be expected to affect such grant's value is precluded by the predetermined schedule.
We do not currently grant share options as part of our equity compensation programs. If share options were to be granted in the future to employees, including executive officers, or non-employee trustees, the Company would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common shares. In addition, we generally do not grant share options (i) during trading blackout periods established under our insider trading policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to other types of equity awards that do not include an exercise price related to the market price of our common shares on the date of grant.
During fiscal year 2025, (i) none of our NEOs were awarded share options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Summary Compensation Table
The following table contains information on the compensation earned by our named executive officers in 2025, which we collectively refer to in this Proxy Statement as our “NEOs.” For additional information regarding this compensation, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

Name & Principal Position	Year	Salary	Bonus (1)	Share Awards (2)(3)	Option Awards	Non- Equity Incentive Plan Compen- sation	Change in Pension Value & Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation(4)	Total

Gregory K. Silvers	2025	$933,400	$2,577,584	$7,266,155	$—	$—	$—	$124,544	$10,901,683
Chairman, President and Chief Executive Officer	2024	906,150	1,717,245	5,188,161	—	—	—	113,535	7,925,091
	2023	875,500	2,234,823	5,451,878	—	—	—	110,058	8,672,259

Mark A. Peterson	2025	560,100	1,031,144	2,611,943	—	—	—	83,277	4,286,464
Executive Vice President, Chief Financial Officer and Treasurer	2024	543,700	703,222	1,866,860	—	—	—	80,272	3,194,054
	2023	525,300	888,676	1,916,975	—	—	—	76,268	3,407,219

Gregory E. Zimmerman(5)	2025	510,700	987,209	1,649,353	—	—	—	88,757	3,236,019
Former Executive Vice President, and Chief Investment Officer	2024	495,750	673,263	1,697,193	—	—	—	82,346	2,948,552
	2023	478,950	855,806	1,729,086	—	—	—	67,637	3,131,479

Paul R. Turvey	2025	403,200	482,489	1,146,348	—	—	—	63,986	2,096,023
Senior Vice President, General Counsel and Secretary	2024	360,000	260,053	609,210	—	—	—	49,986	1,279,249

Tonya L. Mater	2025	347,100	351,456	658,645	—	—	—	68,731	1,425,932
Senior Vice President and Chief Accounting Officer	2024	336,900	239,661	421,967	—	—	—	46,912	1,045,440
	2023	325,480	302,847	354,552	—	—	—	49,059	1,031,938

(1)Amounts reflect performance bonuses earned by each executive under the AIP. Performance bonuses under the annual incentive program are payable in cash, nonvested restricted common shares or a combination of cash and nonvested restricted common shares, at the election of the executive. Executives that elect to receive their performance bonuses in the form of nonvested restricted common shares receive an award of nonvested restricted common shares having a value equal to 150% of the cash amount they otherwise would have received. In each of 2025, 2024 and 2023, the executives elected to receive their performance bonuses payable in that year in the form of nonvested restricted common shares other than Mr. Zimmerman who elected to receive 100% of his performance bonus in cash for 2025 and Ms. Mater who elected to receive $59,915 and $302,847 of her performance bonuses in cash for 2024 and 2023, respectively. See note 2 below for a discussion of the method used in determining the aggregate grant date fair value of the nonvested restricted common shares.
(2)Amounts reflect the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 14 of the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC. These amounts reflect an accounting expense and do not necessarily correspond to the actual value that may be realized by the NEOs.
(3)Amounts include: (i) the aggregate grant date fair value of nonvested restricted performance share units issued pursuant to the LTI; (ii) the aggregate grant date fair value of nonvested restricted common shares issued pursuant to the LTI; and (iii) the incremental aggregate grant date fair value of nonvested restricted common shares issued pursuant to the AIP that the executive, by accepting nonvested restricted common shares instead of cash, received in excess of the cash amount that the

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executive would have otherwise received. In 2025, the incremental aggregate grant date fair value of nonvested restricted common shares issued pursuant to the AIP to Messrs. Silvers, Peterson, and Turvey and Ms. Mater was $1,907,220, $762,955, $357,035 and $260,036, respectively. In 2025, Mr. Zimmerman elected to receive $987,209 of his performance bonus in cash.
(4)The following table sets forth all other compensation for 2025, including amounts relating to personal use of company vehicles, the Company’s matching contributions under the Company’s 401(k) plan, amounts payable by the Company with respect to term life insurance premiums (and related tax gross-up payments), dividends paid on nonvested restricted shares that were not factored into the grant date fair value of such awards, service awards (and related tax gross-up payments), executive wealth and financial advisory services and payments for executive medical examinations.

Name	Personal Use of Company Vehicles	401(k) Matching Contributions	Term Life Insurance Premiums and Related Tax Gross-Up	Dividends	Service Awards & Related Tax Gross-Up	Executive Wealth and Financial Advice	Executive Medical Examinations	Total of All Other Compensation
Gregory K. Silvers	$17,556	$34,750	$17,612	$24,029	$—	$14,000	$16,597	$124,544
Mark A. Peterson	10,170	34,750	8,780	9,356	6,221	14,000	—	83,277
Gregory E. Zimmerman	9,110	31,000	11,833	8,787	—	14,000	14,027	88,757
Paul R. Turvey	10,250	23,500	3,252	3,605	—	14,000	9,379	63,986
Tonya L. Mater	14,374	23,500	1,885	2,287	—	14,000	12,685	68,731

(5)Mr. Zimmerman retired effective March 2, 2026. See below under "Zimmerman Retirement" for a description of compensation paid to Mr. Zimmerman in connection with his retirement.

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Grants of Plan-Based Awards in Fiscal 2025
The following table provides information about grants of plan-based awards under equity incentive plans to the NEOs in 2025. These grants were made under the 2016 Equity Incentive Plan pursuant to the AIP and the LTI. Grants were in the form of nonvested restricted common share awards and nonvested performance share units. For additional information regarding these awards, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Share Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant date Fair Value of Share and Option Awards(3)

Name	Grant Date	Thres- hold	Target	Maxi- mum	Thres- hold(#)	Target(#)	Maxi- mum(#)
Gregory K. Silvers
2025 LTI	2/24/2025	—	—	—	30,361	60,722	129,527	—	—	$—	$4,035,259
2025 LTI	2/24/2025	—	—	—	—	—	—	26,363	—	—	1,323,686
2025 AI	2/24/2025	—	—	—	—	—	—	57,950	—	—	2,909,670
Mark A. Peterson
2025 LTI	2/24/2025	—	—	—	10,475	20,950	44,689	—	—	—	1,392,225
2025 LTI	2/24/2025	—	—	—	—	—	—	9,097	—	—	456,760
2025 AI	2/24/2025	—	—	—	—	—	—	23,731	—	—	1,191,534
Gregory E. Zimmerman (4)
2025 LTI	2/24/2025	—	—	—	9,346	18,691	39,870	—	—	—	1,242,104
2025 LTI	2/24/2025	—	—	—	—	—	—	8,111	—	—	407,253
2025 AI	2/24/2025	—	—	—	—	—	—	22,720	—	—	1,140,771
Paul R. Turvey
2025 LTI	2/24/2025	—	—	—	4,476	8,951	19,093	—	—	—	594,835
2025 LTI	2/24/2025	—	—	—	—	—	—	3,873	—	—	194,463
2025 AI	2/24/2025	—	—	—	—	—	—	8,776	—	—	440,643
Tonya L. Mater
2025 LTI	2/24/2025	—	—	—	2,260	4,519	9,640	—	—	—	300,309
2025 LTI	2/24/2025	—	—	—	—	—	—	1,958	—	—	98,311
2025 AI	2/24/2025	—	—	—	—	—	—	6,066	—	—	304,574
(1)The column includes nonvested restricted performance share units issued pursuant to the LTI for the 2025 performance period. The nonvested performance share units issued pursuant to the LTI vest on the third anniversary of the grant date, subject to the attainment of certain performance conditions. Actual shares delivered are subject to performance conditions and dividends and therefore may vary from the threshold, target and maximum amounts reported here. See the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding these awards and the LTI.
(2)The column includes: (1) nonvested restricted common shares issued pursuant to the LTI relating to the 2025 performance period; and (2) nonvested restricted common shares issued pursuant to the AIP (with respect to elections to receive the award in restricted common shares) relating to the 2024 performance period (but issued in 2025). The nonvested restricted common shares issued pursuant to the AIP vest at the rate of 33 1/3% per year for three years and the nonvested restricted common shares issued pursuant to the LTI vest at the rate of 25% per year for four years. See the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding these awards and the AIP and LTI.
(3)Amounts reflect the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 14 of the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.

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(4)Mr. Zimmerman retired effective March 2, 2026. See below under "Zimmerman Retirement" for a description of compensation paid to Mr. Zimmerman in connection with his retirement.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information regarding outstanding awards to the NEOs that have been granted but not vested or exercised as of December 31, 2025.

	Share Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#) (3)	Market Value of Shares or Units of Stock that Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (2) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (1)
Gregory K. Silvers	195,708	$9,765,829	180,777	$9,020,772
Mark A. Peterson	76,084	3,796,592	62,368	3,112,163
Gregory E. Zimmerman (5)	67,850	3,385,715	55,639	2,776,386
Paul R. Turvey	27,753	1,384,875	13,050	651,195
Tonya L. Mater	14,705	733,780	13,449	671,105
(1)The market value of the restricted common share awards and restricted performance share awards is based on the closing market price of the Company’s common shares as of December 31, 2025 (the last trading day in the 2025 fiscal year), which was $49.90 per share.
(2)The number of restricted performance share awards included in this column is based on achieving target performance.
(3)The following table provides information regarding restricted common share awards granted to the NEOs under AIP and LTI and vest according to the following schedule.

	January 1, 2026		January 1, 2027		January 1, 2028		January 1, 2029
	AIP	LTI	AIP	LTI	AIP	LTI	AIP	LTI
Gregory K. Silvers	66,471	26,806	42,495	20,553	19,316	13,477	n/a	6,590
Mark A. Peterson	27,784	9,249	17,126	7,091	7,910	4,650	n/a	2,274
Gregory E. Zimmerman (5)	23,085	8,248	n/a	n/a	n/a	n/a	n/a	n/a
Paul R. Turvey	6,274	5,573	4,752	4,834	2,925	2,427	n/a	968
Tonya L. Mater	5,653	1,992	2,022	1,527	2,022	1,000	n/a	489
(4)    The following table provides information regarding restricted and unearned performance share awards granted to the NEOs and vest according to the following schedule.

	January 1, 2026 (a)	January 1, 2027 (b)	January 1, 2028 (b)
Gregory K. Silvers	56,612	63,443	60,722
Mark A. Peterson	19,531	21,887	20,950
Gregory E. Zimmerman (5)	17,421	19,527	18,691
Paul R. Turvey	n/a	4,099	8,951
Tonya L. Mater	4,209	4,721	4,519
(a)     The performance share awards vested on January 1, 2026 and were settled with a payout percentage of 250%, 250% and 0% for TSR relative to Triple-Net Peer Group, TSR relative to MSCI US REIT Index and compound annual growth rate of AFFO per share for the three year performance period, respectively.
(b)    The performance share awards will vest on January 1, 2027 and January 1, 2028, subject to the achievement of performance goals.

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(5)    Mr. Zimmerman retired effective March 2, 2026 and his outstanding restricted share awards vested at that time. The table below illustrates the number of restricted share awards that vested upon his retirement. Mr. Zimmerman's performance share awards outstanding at March 2, 2026 will vest on January 1, 2027 and January 1, 2028, subject to the achievement of performance goals. See below under "Zimmerman Retirement" for a description of compensation paid to Mr. Zimmerman in connection with his retirement.

	Restricted Share Awards Vested Upon Retirement
	AIP	LTI
Gregory E. Zimmerman	24,021	12,496

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Shares Vested in Fiscal 2025
The following table provides information regarding option exercises by our NEOs and restricted common shares held by our NEOs which vested during 2025.

	Share Awards
Name	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(1)
Gregory K. Silvers	217,171	$10,266,442
Mark A. Peterson	80,887	3,805,964
Gregory E. Zimmerman	68,795	3,246,294
Paul R. Turvey	8,830	390,992
Tonya L. Mater	17,528	824,473
(1)The “value realized” on vesting of a restricted common share award is the closing market price of the Company’s common shares as of the vesting date of the award.
(2)On January 1, 2025, Messrs. Silvers, Peterson, Zimmerman and Turvey and Ms. Mater surrendered 41,404, 17,113, 13,675, 2,869 and 4,266 shares, respectively, to pay for tax withholding on the vesting of restricted common share awards. Additionally, on February 24, 2025, Messrs. Silvers, Peterson and Zimmerman and Ms. Mater surrendered 57,248, 19,750, 17,500 and 4,256 shares, respectively, to pay for tax withholding on the vesting of restricted performance share awards.

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Potential Payments Upon Termination or Change of Control
The following table provides information regarding potential payments upon termination of our NEOs or a change of control as of December 31, 2025. These payments are provided for pursuant to the Company’s Severance Plan, equity plans and award agreements as described below.

						Six Months Before or One Year After Change in Control
Name	Benefit	Voluntary Termination	Death	Disability	Termination w/o Cause or for Good Reason	No Termination	Termination w/o Cause or for Good Reason

Gregory K. Silvers	Cash Severance(1)	$—	$—	$—	$6,086,411	$—	$8,419,911
	Term Life Insurance Proceeds(2)	—	2,500,000	—	—	—	—
	Accelerated Vesting of Restricted Shares(3)	—	9,765,829	9,765,829	9,765,829	9,765,829	9,765,829
	Accelerated Vesting of Restricted Performance Share Units(3)	—	9,020,772	9,020,772	9,020,772	9,020,772	9,020,772

Mark A. Peterson	Cash Severance(1)	—	—	—	2,825,562	—	3,385,662
	Term Life Insurance Proceeds(2)	—	2,000,000	—	—	—	—
	Accelerated Vesting of Restricted Shares(3)	—	3,796,592	3,796,592	3,796,592	3,796,592	3,796,592
	Accelerated Vesting of Restricted Performance Share Units(3)	—	3,112,163	3,112,163	3,112,163	3,112,163	3,112,163

Gregory E. Zimmerman (4)	Cash Severance(1)	—	—	—	2,638,771	—	3,162,238
	Term Life Insurance Proceeds(2)	—	2,000,000	—	—	—	—
	Accelerated Vesting of Restricted Shares(3)	—	3,385,715	3,385,715	3,385,715	3,385,715	3,385,715
	Accelerated Vesting of Restricted Performance Share Units(3)	—	2,776,386	2,776,386	2,776,386	2,776,386	2,776,386

Paul R. Turvey	Cash Severance(1)	—	—	—	1,617,702	—	1,617,702
	Term Life Insurance Proceeds(2)	—	2,000,000	—	—	—	—
	Accelerated Vesting of Restricted Shares(3)	—	1,384,875	1,384,875	1,384,875	1,384,875	1,384,875
	Accelerated Vesting of Restricted Performance Share Units(3)	—	651,195	651,195	651,195	651,195	651,195

Tonya L. Mater	Cash Severance(1)	—	—	—	1,291,977	—	1,291,977
	Term Life Insurance Proceeds(2)	—	2,000,000	—	—	—	—
	Accelerated Vesting of Restricted Shares(3)	—	733,780	733,780	733,780	733,780	733,780
	Accelerated Vesting of Restricted Performance Share Units(3)	—	671,105	671,105	671,105	671,105	671,105
(1)Represents cash severance payments under the Company’s Severance Plan as described below under “Severance Plan and Award Agreements.” Amounts representing the Company’s direct payment to insurers of the Company-paid portion of the annual premium cost to cover the NEO and their eligible dependents, if any, under the Company’s health, vision and dental plans are calculated based on the applicable premium as in effect at December 31, 2025.
(2)Represents payment of the proceeds from the NEO’s term life insurance policy payable by the insurer.
(3)Based on the closing market price of the Company’s common shares as of December 31, 2025 (the last trading day in the 2025 fiscal year), which was $49.90 per share. Amounts shown for accelerated vesting of restricted performance share units assume achievement of an “at target” level of performance.

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(4)Mr. Zimmerman retired effective March 2, 2026. See below under "Zimmerman Retirement" for a description of compensation paid to Mr. Zimmerman in connection with his retirement.
Severance Plan and Award Agreements
Our NEOs are entitled to certain severance benefits under the Company’s Severance Plan, which provides benefits for all full-time employees of the Company. Under the Company’s Severance Plan, each of our NEOs would be entitled to receive certain severance benefits upon a “qualifying termination.” The Company’s Severance Plan defines a “qualifying termination” to mean an involuntary termination of the executive’s employment with the Company without “cause” or with “good reason” and other than as a result of the executive’s death or a “qualifying departure” (as such terms are defined in the Company’s Severance Plan). Upon a “qualifying termination,” each of our NEOs would be entitled to a cash severance payment equal to the sum of:
•24x the executive’s “monthly base compensation” (defined to mean 1/12th of the sum of (1) the executive’s annual base salary or wage in effect at the time of a Qualifying Termination and (2) the amount of the executive’s annual incentive bonus opportunity (not including for this purpose any incentive bonus opportunity under any Company long-term incentive plan) for the year in which the Qualifying Termination occurs, assuming an “at target” level of performance (paid in cash, in lieu of an equity award);
•18x the executive’s “monthly welfare compensation” (defined to mean 1/12th of the amount equal to one-half (1/2) of the Company-paid portion of the annual premium cost to cover the Eligible Employee and his or her eligible dependents, if any, under the Company’s health, vision and dental plans in effect as of the date of the Qualifying Termination). Such calculation will include the Company-paid portion of the cost of the premiums for coverage of the Eligible Employee’s dependents if, and only to the extent that, such dependents were enrolled in a health, vision or dental plan sponsored by the Company at the time of the Qualifying Termination. Any payment of Monthly Welfare Compensation shall (1) only be provided to the extent the Eligible Employee has elected to receive COBRA continuation coverage, (2) be considered a subsidy to the Eligible Employee’s COBRA payment obligations and (3) run concurrently with the Company’s obligation to provide COBRA continuation coverage;
•Any earned and accrued, but not yet paid, base salary through the executive’s termination date;
•An amount determined in accordance with the Company’s vacation policy for all earned and accrued, but not yet used, credited vacation;
•The pro rata portion of the annual incentive bonus that the executive would have received under the Company’s annual incentive program for the performance year during which his or her termination occurs if the executive had remained employed through the end of such performance year and assuming achievement of an “at target” level of performance (paid in cash and as if no election had been made to receive an equity award in lieu of such cash award), plus, if the executive’s termination prior to the Company’s determination and payment of the annual incentive bonus for the performance year immediately prior to the year during which his or her termination occurs, the annual incentive bonus that the executive would have received under the Company’s annual incentive program for such performance assuming achievement of an “at target” level of performance (paid in cash and as if no election had been made to receive an equity award in lieu of such cash award); and
•Except as otherwise provided in the documents evidencing or effecting an award or grant under the Company’s long-term incentive plan, a pro rata portion of the amount of the long term incentive plan award that the executive would have received under the Company’s long term incentive plan for the performance year during which his or her termination occurs if the executive had remained employed through the end of such performance year and assuming achievement of an “at target” level of performance, plus, if the executive’s termination occurs prior to the Company’s determination and payment of the long term incentive plan award for the performance year immediately prior to the year during which his or her termination, the long term incentive plan award that the executive would have received under the Company’s long term incentive plan for such performance assuming achievement of an “at target” level of performance. This provision of the Severance Plan is designed

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to address the Company’s long-term incentive plan to the extent that awards are based on past performance. In 2020, the Company’s long-term incentive plan was redesigned to include restricted performance shares awards that are determined based on future performance and vest according to the terms of the applicable performance share award agreements. However, if an executive’s termination occurs in a performance year prior to the grant in that year of restricted shares and restricted performance share units under the long-term incentive plan, this provision will apply.
In addition, if any of Messrs. Silvers, Peterson or Zimmerman experiences a “qualifying termination” either during the six-month period immediately preceding a “change in control” or during the one-year period following a “change in control,” Mr. Silvers would be entitled to an additional cash severance payment of 12x his “monthly base compensation” and Messrs. Peterson and Zimmerman would be entitled to an additional cash compensation of 6x his “monthly base compensation.”
The Company’s Severance Plan defines “change in control” to have the same meaning as provided in the 2016 Equity Incentive Plan (as described below). Amounts payable under the Company’s Severance Plan in connection with a “change in control” are subject to reduction under Sections 280G and 4999 of the Internal Revenue Code.
In addition, the Company’s Severance Plan would provide our NEOs with 12 months of outplacement services upon a “qualifying termination.”
The Company’s Severance Plan also provides that upon a “qualifying termination,” all unvested or unexercisable equity awards held by our NEOs will immediately vest and all of share options will remain exercisable until the earlier of the fifth anniversary date of the termination or the expiration date of the option.
The Company’s obligation to provide the severance benefits described above to our NEOs under the Company’s Severance Plan is subject to our NEOs providing a release of all claims and complying with applicable non-competition, non-solicitation, confidentiality and other post-employment restrictive covenants included in the Company’s Severance Plan.
The Company’s Severance Plan defines “cause” to mean (i) the executive’s willful and continued failure or refusal to perform his or her duties with the Company (other than as a result of disability or incapacity due to mental or physical illness), subject to a 30 day cure period, (ii) the willful engagement by the executive which is materially and demonstrably injurious to the Company, or (iii) the executive’s indictment of, or plea of nolo contendere with respect to, a felony, or conviction of, or plea of nolo contendere with respect to, any other crime involving theft or, in the sole discretion of the Company, moral turpitude.
The Company’s Severance Plan defines “good reason” to mean any of the following, unless consented to by the executive and subject to a 30-day cure period: (i) the assignment of duties to the executive materially and adversely inconsistent with such executive’s current position; (ii) a reduction of the executive’s base compensation or eligible bonus opportunity under the Company’s annual incentive program or the executive’s discontinued eligibility for long-term incentive awards under the Company’s long-term incentive plan, if, in the aggregate, results in a material reduction in the executive’s total direct compensation; or (iii) any requirement that the executive be based at any office outside of a 50-mile radius of his or her assigned primary work location with the Company without the executive’s consent.
As of December 31, 2025, our NEOs held unvested option, restricted share and restricted performance share awards under the 2016 Equity Incentive Plan and the 2007 Equity Incentive Plan that were subject to accelerated vesting provisions upon a change in control of the Company or certain events of the executive’s termination of service. Under the 2016 Equity Incentive Plan and 2007 Equity Incentive Plan and related award agreements, in the event of a NEO’s death or disability all of the executive’s unvested option awards immediately vest and become exercisable and all restrictions applicable to the executive’s unvested restricted share and restricted performance share awards lapse and such awards become fully vested. The 2016 Equity Incentive Plan and 2007 Equity Incentive Plan also provide that, upon a “change in control” of the Company, all awards outstanding under the plan will become fully exercisable, fully vested or fully payable, as applicable, and all restrictions and conditions on such awards will be deemed satisfied. Under the 2016 Equity Incentive Plan and the 2007 Equity Incentive Plan, a “change in control” is deemed to have occurred if:
•Incumbent trustees (defined as trustees of the Company on the effective date of the 2016 Equity Incentive Plan or the 2007 Equity Incentive Plan, as applicable, or any trustees who are

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subsequently elected with the approval of at least two-thirds of the incumbent trustees then on the Board) cease for any reason to constitute at least a majority of the Board;
•Any person or group becomes the beneficial owner of 25% or more of our voting securities, other than (i) an acquisition by an underwriter in an offering of shares by the Company, (ii) a transaction in which more than 50% of the voting securities of the surviving corporation is represented by the holders of our voting securities prior to the transaction, no person or group would become the beneficial owner of 25% or more of the voting securities of the surviving corporation entitled to elect directors (and no current beneficial owner of 25% or more of the Company’s voting securities would increase its percentage of ownership as a result of the transaction), and at least a majority of the directors of the surviving corporation were incumbent trustees of the Company (a “non-qualifying transaction”), or (iii) an acquisition of shares directly from the Company in a transaction approved by a majority of the incumbent trustees;
•The consummation of a merger, consolidation, acquisition, sale of all or substantially all of the Company’s assets or properties or similar transaction that requires the approval of our shareholders, other than a non-qualifying transaction (a “business combination”);
•The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
•Any transaction or series of transactions which results in the Company being “closely held” within the meaning of the REIT provisions of the Internal Revenue Code and with respect to which the Board has either waived or failed to enforce the “Excess Share” provisions of our amended and restated declaration of trust.
Under the 2016 Equity Incentive Plan and the 2007 Equity Incentive Plan, a “change in control” will not be deemed to occur solely because a “person” or “group” acquires beneficial ownership of more than 25% of our voting securities as a result of any acquisition of our voting securities by the Company, but if after that acquisition by the Company the “person” or “group” becomes the beneficial owner of any additional such voting securities, a “change in control” will be deemed to occur unless otherwise exempted as set forth above.
Zimmerman Retirement
Mr. Zimmerman retired effective March 2, 2026. Mr. Zimmerman received the following compensation in connection with his retirement: (i) a cash payment of $92,320 representing the pro-rated annual incentive bonus that Mr. Zimmerman would have received under the Company’s annual incentive program for 2026 with the achievement of “at target” performance level; (ii) a cash payment of $65,855 representing the pro-rated time-based restricted shares that Mr. Zimmerman would have received under the Company’s long term incentive plan for 2026 with the achievement of “at target” performance level; and (iii) wealth management services through 2028, transfer of a Company car, and a cash payment for unused vacation collectively valued at $134,545. In addition, all unvested restricted common shares held by Mr. Zimmerman vested upon his retirement (valued at $2,169,475 based on the closing market price of the Company’s common shares on the vesting date) and his unvested restricted performance shares granted in 2024, 2025 and 2026 will vest and settle into common shares on the third anniversary of the grant date subject to the achievement of certain market and performance conditions per the grant agreements.
Compensation Committee Interlocks and Insider Participation
None of the persons who served on the Company’s Compensation Committee during the last completed fiscal year (Messrs. Case, Connor and William P. Brown and Mses. Shanks, Sterneck and Ziegler): (i) was formerly an officer of the Company; (ii) during the last fiscal year, was an officer or employee of the Company; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K. None of the Company’s executive officers, during the last completed fiscal year, served as: (i) a member of the compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee; (ii) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee; or (iii) a member of the compensation committee of another entity, one of whose executive officers served as the Company’s trustee.

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CEO Pay Ratio
Set forth below for 2025 is a comparison of (i) the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries (except the Chief Executive Officer of the Company) and (ii) the annual total compensation of the Chief Executive Officer. The information is provided pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. The median of the annual total compensation and the pay ratio described below are reasonable estimates calculated by the Company in a manner consistent with Item 402(u).
We estimate that the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries (except our Chief Executive Officer) was approximately $296,361 for 2025. The annual total compensation of Mr. Silvers, our Chief Executive Officer, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $10,901,684 for 2025. Based on this information, we estimate that the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees was 37 to 1 for 2025.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our Chief Executive Officer, we used the following methodology and made the following material assumptions, adjustments, and estimates:
•We determined that, as of December 31, 2025, our employee population consisted of approximately 59 individuals, all of whom are located in the United States. This population consisted of our full-time and part-time employees.
•To identify the “median employee” from our employee population, we compared the amount of gross earnings before pre-tax deductions of our employees (other than our Chief Executive Officer) who were employed by us on December 31, 2025, as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2025. We used gross earnings before pre-tax deductions as a compensation measure because we believe that it reasonably reflects the total annual compensation of our employees and can be consistently applied to all of our employees included in the calculation. For purposes of identifying the median employee, we annualized the base salaries of full-time employees who were employed by us on December 31, 2025, but did not work for us for the entire fiscal year. The resulting total gross earnings before pre-tax deductions for all employees (other than our Chief Executive Officer) were sorted from high to low, and the median employee was identified.
•Once we identified our median employee, we included the elements of such employee’s compensation for 2025 determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table included in this Proxy Statement, which was calculated in accordance with the same requirements of Item 402(c)(2)(x) of Regulation S-K.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K of the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.” We believe that our compensation program is effectively designed to align executive compensation to our overall performance.
Pay Versus Performance Table
The following table provides information with respect to pay versus performance that depicts the relationship between compensation “actually paid” to the CEO and other NEOs and “financial performance” over the last five fiscal years 2025, 2024, 2023, 2022 and 2021.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based In:		Net Income (Loss) (thousands) (7)	FFOAA per Share(8)
					Total Shareholder Return(5)	MSCI U.S. REIT Index Total Shareholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$10,901,683	$15,514,069	$2,761,110	$3,729,097	$212.46	$137.53	$274,936	$5.12
2024	7,925,901	7,876,685	2,116,824	1,941,672	84.46	123.47	146,066	4.87
2023	8,672,259	17,228,110	2,450,984	4,648,694	85.53	113.54	173,046	5.18
2022	8,774,991	4,664,073	2,527,273	1,517,018	61.61	99.82	176,229	4.69
2021	8,282,052	9,975,044	2,451,044	2,905,837	72.15	132.23	98,606	3.09
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Silvers for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Silvers, in each applicable year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to Mr. Silvers during the applicable year. Refer to the table below entitled “Calculation of Compensation Actually Paid” for the adjustments made to the amount of Mr. Silvers' total compensation reported to determine the compensation actually paid for each year, as computed in accordance with the requirements of Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the amount of Mr. Silvers' total compensation reported in the “Total” column of the Summary Compensation Table:

Year	Reported Summary Compensation Table Total for CEO (j)	Reported Value of Share Awards (j) (k)	Reported Value of Bonus (l)	Fair Value of Share Awards Granted During Covered Fiscal Year that are Outstanding and Unvested	Year over Year Change in Fair Value of Share Awards Granted in Prior Years that are Outstanding and Unvested	Value of Dividends Paid on Share Awards not Otherwise Reflected in Fair Value or Total Compensation	Compensation Actually Paid to CEO

2025	$10,901,683	$(7,266,155)	$(2,577,584)	$9,175,475	$4,615,857	$664,793	$15,514,069
2024	7,925,901	(5,188,161)	(1,717,245)	6,485,846	(284,567)	654,911	7,876,685
2023	8,672,259	(5,451,878)	(2,234,823)	10,092,478	5,569,561	580,513	17,228,110
2022	8,774,991	(6,051,051)	(1,791,534)	5,731,821	(2,487,303)	487,149	4,664,073
2021	8,282,052	(5,777,134)	(1,641,847)	7,445,994	1,475,225	190,754	9,975,044
(j)    Amounts reflect the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 14 of the Company’s consolidated financial statements in the Company’s Annual Report on Form

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10-K for the year ended December 31, 2025, as filed with the SEC. These amounts reflect an accounting expense and do not necessarily correspond to the actual value that may be realized by the CEO.
(k)    Amounts include: (i) the aggregate grant date fair value of nonvested restricted performance share units issued pursuant to the LTI; (ii) the aggregate grant date fair value of nonvested restricted common shares issued pursuant to the LTI; and (iii) the incremental aggregate grant date fair value of nonvested restricted common shares issued pursuant to the AIP that the CEO, by accepting nonvested restricted common shares instead of cash, received in excess of the cash amount that the executive would have otherwise received.
(l)    Amounts reflect performance bonuses earned by the CEO under the AIP. Performance bonuses under the AIP are payable in cash, nonvested restricted common shares or a combination of cash and nonvested restricted common shares, at the election of executive. Executives that elect to receive their performance bonuses in the form of nonvested restricted common shares receive an award of nonvested restricted common shares having a value equal to 150% of the cash amount they otherwise would have received.
(3)The dollar amounts reported in column (d) represent the average of the amounts reported in the “Total” column of the Summary Compensation Table during each year with respect to the Company’s named executive officers as a group, excluding Mr. Silvers (the “Non-CEO NEOs”). The names of each of the Non-CEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025 and 2024, Messrs. Peterson, Zimmerman, Turvey and Ms. Mater and (ii) 2023, 2022 and 2021, Messrs. Peterson, Zimmerman and Craig Evans and Ms. Mater.
(4)The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-CEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-CEO NEOs during the applicable year. Refer to the table below entitled “Calculation of Compensation Actually Paid” for the adjustments made to average total compensation of the Non-CEO NEOs to determine the average compensation actually paid for each year, as computed in accordance with the requirements of Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-CEO NEOs for each year to determine the average compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-CEO NEOs (m)	Reported Value of Share Awards (m) (n)	Reported Value of Bonus (o)	Average Fair Value of Share Awards Granted During Covered Fiscal Year that are Outstanding and Unvested	Average Year over Year Change in Fair Value of Share Awards Granted in Prior Years that are Outstanding and Unvested	Average Value of Dividends Paid on Share Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Compensation Actually Paid to Non-CEO NEOs
2025	$2,761,110	$(1,516,572)	$(713,075)	$2,138,424	$901,665	$157,545	$3,729,097
2024	2,116,824	(1,148,808)	(469,050)	1,380,804	(85,015)	146,917	1,941,672
2023	2,450,984	(1,291,168)	(656,460)	2,574,265	1,405,786	165,287	4,648,694
2022	2,527,273	(1,507,623)	(541,676)	1,546,377	(651,324)	143,991	1,517,018
2021	2,451,044	(1,479,221)	(529,793)	1,996,722	411,753	55,332	2,905,837
(m)    Amounts reflect the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 14 of the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC. These amounts reflect an accounting expense and do not necessarily correspond to the actual value that may be realized by the Non-CEO NEOs.
(n)    Amounts include: (i) the aggregate grant date fair value of nonvested restricted performance share units issued pursuant to the LTI; (ii) the aggregate grant date fair value of nonvested restricted common shares issued pursuant to the LTI; and (iii) the incremental aggregate

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grant date fair value of nonvested restricted common shares issued pursuant to the AIP that the executive, by accepting nonvested restricted common shares instead of cash, received in excess of the cash amount that the executive would have otherwise received.
(o)    Amounts reflect performance bonuses earned by the Non-CEO NEOs under the AIP. Performance bonuses under the AIP are payable in cash, nonvested restricted common shares or a combination of cash and nonvested restricted common shares, at the election of executive. Executives that elect to receive their performance bonuses in the form of nonvested restricted common shares receive an award of nonvested restricted common shares having a value equal to 150% of the cash amount they otherwise would have received.
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the MSCI U.S. REIT Index.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)FFOAA per Share is defined as in “Non-GAAP Financial Measures” on pages 50 through 55 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that FFOAA per Share is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.
Financial Performance Measures
As described in more detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay for performance philosophy. The metrics that the Company uses for both AIP and LTI awards are selected to support achievement of our business strategy without encouraging excessive risk-taking. Pay for performance is one of the primary objectives of our compensation program. The most important financial measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•AFFO per Share
•FFOAA per Share
•TSR of the Triple-Net Peer Group
•TSR of the MSCI US REIT Index
Analysis of Pay Versus Performance Table
As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay for performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table above. Further, the Company generally seeks to incentivize long-term performance and, therefore, does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing a graphical

2026 Proxy Statement	Page 68

description below of the following “Pay vs. Performance” relationships over each of the years shown in the Pay versus Performance Table:
•CEO and average Non-CEO NEO compensation “actually paid” versus the Company’s cumulative Total Shareholder Return (TSR)
•CEO and average Non-CEO NEO compensation “actually paid” versus the Company’s net income
•CEO and average Non-CEO NEO compensation “actually paid” versus the Company’s FFOAA per Share (Company selected measure)
•The Company’s TSR versus the cumulative TSR of the MSCI US REIT Index

2026 Proxy Statement	Page 69

2026 Proxy Statement	Page 70

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information regarding securities to be issued upon the exercise of outstanding options, warrants and rights and securities available for issuance under the Company’s equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	54,314	(2)	$64.68	(3)	2,295,262	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	54,314		$64.68		2,295,262
(1)All grants of equity awards were issued under the Company’s 2016 Equity Incentive Plan. The Company’s 2016 Equity Incentive Plan replaced the Company’s 2007 Equity Incentive Plan. Each of the plans was approved by the Company’s shareholders.
(2)This number includes: (i) 12,243 common shares issuable upon the exercise of options granted under the Company’s 2016 Equity Incentive Plan; and (ii) 42,071 common shares subject to vested restricted share units granted to non-employee trustees under the Company’s 2016 Equity Incentive Plan for which the non-employee trustees have elected to defer receipt until a later date.
(3)The 42,071 common shares subject to vested restricted share units granted to non-employee trustees under the Company’s 2016 Equity Incentive Plan for which the non-employee trustees have elected to defer receipt until a later date are excluded from the weighted average price calculation.
(4)This number represents shares available for issuance under the Company’s 2016 Equity Incentive Plan. Upon shareholder approval of the Company’s 2016 Equity Incentive Plan, no further awards were permitted to be made under the Company’s 2007 Equity Incentive Plan.

2026 Proxy Statement	Page 71

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Trustees has reviewed and discussed the information provided in “Compensation Discussion and Analysis” with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Trustees that the “Compensation Discussion and Analysis” be included in this proxy statement.
By the Compensation Committee:
Robin P. Sterneck, Chair
William P. Brown
John P. Case III
James B. Connor
Virginia E. Shanks
Caixia Y. Ziegler

2026 Proxy Statement	Page 72

AUDIT COMMITTEE REPORT
In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s 2025 audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the rules of the SEC and NYSE. This included a discussion of the firm’s judgments regarding the quality, not just the acceptability, of the Company’s accounting principles and the other matters required to be discussed with the Audit Committee under the rules of the NYSE and the PCAOB. In addition, the Audit Committee received from the firm the written disclosures and confirmation from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company.
The Audit Committee discussed with management and the independent registered public accounting firm the overall scope and plans for the audit of the consolidated financial statements and internal control over financial reporting. The Audit Committee meets periodically with management and the independent registered public accounting firm to discuss the results of their audits, the Company’s disclosure controls and procedures, internal control over financial reporting and internal audit function, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees, and the Board approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
By the Audit Committee:
Lisa G. Trimberger, Chair
Peter C. Brown
William P. Brown
John P. Case III
Virginia E. Shanks
John Peter Suarez

This Audit Committee Report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

2026 Proxy Statement	Page 73

TRANSACTIONS BETWEEN THE COMPANY AND
TRUSTEES, OFFICERS OR THEIR AFFILIATES
The Company has established Company Governance Guidelines and Independence Standards for Trustees which cover (generally and specifically) the types of related party transactions addressed by SEC and NYSE rules. The Board is responsible for evaluating these standards and ensuring compliance with these guidelines and they also apply, to the extent applicable, these standards and guidelines to executive officers in a manner to satisfy Item 404 of Regulation S-K. Although the application of these specific standards and policies to executive officers is not expressly provided in a formal written policy, the Company’s Code of Ethics and Business Conduct provides that employees (including executive officers) and trustees of the Company should avoid conflicts of interest with regard to their own or the Company’s interest. Under the Code, a conflict of interest exists whenever an individual’s private interests interfere or are at odds with the interests of the Company. Any waiver of the provisions of the Code for executive officers or trustees may only be made by the Board, and any such waiver will be disclosed as required by law or regulation and the rules of the NYSE.
The Company does not have a formal written policy specifically for security holders covered by Item 404(a) of Regulation S-K. However, the Board applies the general standards and guidelines set forth in the guidelines and standards discussed above for purposes of determining transactions requiring disclosure under Item 404(a) of Regulation S-K. There have been no transactions with related persons since the beginning of fiscal 2025 reportable pursuant to applicable SEC rules.

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Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

What are you voting on?	We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for 2026.
At the Annual Meeting, the shareholders are being asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders. Representatives of KPMG LLP are expected to be present at the annual meeting and will be available to make a statement and respond to appropriate questions about their services. Neither the trustees, nor the nominees for trustees, have a personal interest in the approval of this proposal.

Vote Required	The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal.

Your Board recommends a vote “FOR” ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2026.
Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth the fees billed or expected to be billed to the Company by KPMG LLP for services rendered for the years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees(1)	$1,298,025	$1,048,175
Audit-Related Fees	—	—
Tax Fees(2)	509,414	464,324
All Other Fees	—	—
Total	$1,807,439	$1,512,499
(1)Audit fees relate to professional services rendered in connection with the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, the review of quarterly condensed consolidated financial statements included in the Company’s Form 10-Q reports, consents, comfort letters and audit services provided in connection with other statutory and regulatory filings.
(2)Tax fees relate to professional services rendered in connection with tax preparation and compliance, tax consulting and advice and tax planning, including REIT tax compliance, and U.S. and Canadian tax compliance, as well as fees for tax advisory, planning or consulting services for certain nonrecurring capital structure events. Tax fees for the year ended December 31, 2025 include $361,232 for tax return preparation and compliance and $148,182 for tax consulting. Accordingly, the Company’s audit and tax return preparation and compliance fees for fiscal 2025 totaled $1,659,257, or 91.8% of total fees, and non-audit fees for fiscal 2025 totaled $148,182, or 8.2% of total fees. Tax fees for the year ended December 31, 2024 include $294,332 for tax return preparation and compliance and $169,992 for tax consulting. Accordingly, the Company’s audit and tax return preparation and compliance fees for fiscal 2024 totaled $1,342,507, or 88.8% of total fees, and non-audit fees for fiscal 2024 totaled $169,992, or 11.2% of total fees.

2026 Proxy Statement	Page 75

Pre-Approval Policies
The Audit Committee has adopted policies which require that the provision of services by the independent registered public accounting firm, and the fees therefore, be pre-approved by the Audit Committee. The policies are more particularly described in the section of this Proxy Statement titled “Company Governance – Audit Committee.” The services provided by KPMG LLP in 2025 and 2024 were pre-approved by the audit committee in accordance with those policies.
The Audit Committee considered whether KPMG LLP’s provision of tax services in 2025 and 2024 was compatible with maintaining its independence from management and the Company, and determined that the provision of those services was compatible with its independence.

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SHARE OWNERSHIP
Share Ownership of Trustees and Management
The following table shows as of March 9, 2026, the number of our shares beneficially owned by each of our trustees, the nominees for trustee and our named executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and executive officers listed below. Unless otherwise indicated, each of our trustees and executive officers listed below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the mailing address for each of our trustees and executive officers listed below is EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106.

Title of Class	Name of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
Common Shares	Gregory K. Silvers(3)	1,038,899	1.36%
Common Shares	Mark A. Peterson(4)	312,005	*
Common Shares	Gregory E. Zimmerman(5)	108,868	*
Common Shares	Tonya L. Mater(6)	60,459	*
Common Shares	Paul R. Turvey(7)	52,589	*
Common Shares	Robin P. Sterneck(8)	44,423	*
Common Shares	Virginia E. Shanks(9)	42,707	*
Common Shares	James B. Connor(10)	40,886	*
Common Shares	Peter C. Brown(11)	31,193	*
Common Shares	Caixia Y. Ziegler(12)	22,363	*
Common Shares	Lisa G. Trimberger(13)	21,472	*
Common Shares	John P. Case III(14)	17,379	*
Common Shares	William P. Brown(15)	8,186	*
Common Shares	John Peter Suarez(16)	6,094	*
Common Shares	All trustees, nominees and executive officers as a group (18 persons)(17)	1,972,245	0.0257742383230969
* Less than 1 percent.
(1)Includes common shares which the named individuals hold and have the right to acquire within 60 days after March 9, 2026 under existing options and common shares issuable to the named individuals upon settlement of restricted share units that settle (or can settle) within 60 days after March 9, 2026. Also includes nonvested restricted common shares which the named individuals hold because the individuals have voting rights with respect to such shares.
(2)Applicable percentages are based on 76,503,560 of our common shares outstanding as of March 9, 2026, adjusted as required by the rules promulgated by the SEC.
(3)Amount includes 61,554 common shares indirectly held in a trust and 206,355 nonvested restricted common shares.
(4)Amount includes 233,871 common shares indirectly held in a trust with Mr. Peterson’s spouse and 78,134 nonvested restricted common shares.
(5)Amount includes 108,868 common shares held indirectly in a trust. Mr. Zimmerman retired effective March 2, 2026. In connection with his retirement, all of Mr. Zimmerman’s previously issued and outstanding nonvested restricted common shares and performance shares vested.
(6)Amount includes 19,289 nonvested restricted common shares.

2026 Proxy Statement	Page 77

(7)Amount includes 34,136 nonvested restricted common shares.
(8)Amount includes 44,423 common shares issuable upon settlement of restricted share units.
(9)Amount includes 12,180 common shares issuable upon settlement of restricted share units.
(10)Amount includes 40,886 common shares issuable upon settlement of restricted share units.
(11)Amount includes 3,518 common shares issuable upon settlement of restricted share units.
(12)Amount includes 5,927 common shares issuable upon settlement of restricted share units.
(13)Amount includes 5,253 common shares issuable upon settlement of restricted share units.
(14)Amount includes 17,379 common shares issuable upon settlement of restricted share units.
(15)Amount includes 6,967 common shares issuable upon settlement of restricted share units.
(16)Amount includes 4,530 common shares issuable upon settlement of restricted share units.
(17)Shares held by all trustees, nominees and executive officers as a group reported in the table include 141,063 common shares issuable to the individuals upon settlement of restricted share units and 451,764 nonvested restricted common shares.

2026 Proxy Statement	Page 78

Principal Shareholders
The following table shows as of March 9, 2026, the number of our common shares beneficially owned by each person or group that we know beneficially owns more than 5% of our common shares. Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding(1)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	11,257,272(2)	14.7%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	8,478,406(3)	11.1%
State Street Corporation 1 Congress Street Suite 1 Boston, MA 02114	4,221,973(4)	5.5%
(1)Applicable percentages are based on 76,503,560 of our common shares outstanding as of March 9, 2026, adjusted as required by the rules promulgated by the SEC.
(2)Based solely on disclosures made by The Vanguard Group, Inc. (“Vanguard”) in a report on Schedule 13G/A filed with the SEC on February 13, 2024. In the Schedule 13G/A filed by Vanguard, Vanguard reports having sole dispositive power over 11,088,294 common shares, shared voting power over 87,756 common shares and shared dispositive power over 168,978 common shares. Additionally, the Schedule 13G/A filed by Vanguard reports that Vanguard is the parent holding company or control person for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.
(3)Based solely on disclosures made by BlackRock, Inc. (“BlackRock”) in a report on Schedule 13G/A filed with the SEC on April 28, 2025. In the Schedule 13G/A filed by BlackRock, BlackRock reports having sole voting power over 8,125,424 common shares and sole dispositive power over 8,478,406 common shares. Additionally, the Schedule 13G/A filed by BlackRock reports that BlackRock is the parent holding company or control person for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.
(4)Based solely on disclosures made by State Street Corporation (“State Street”) in a report on Schedule 13G/A filed with the SEC on January 30, 2024. In the Schedule 13G filed by State Street, State Street reports having shared voting power over 3,286,314 common shares and shared dispositive power over 4,214,273 common shares. Additionally, the Schedule 13G filed by State Street reports that State Street is the parent holding company or control person for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.

2026 Proxy Statement	Page 79

SHAREHOLDER PROPOSALS, TRUSTEE NOMINATIONS
AND RELATED BYLAW PROVISIONS
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?
You may submit proposals for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the Secretary must receive the written proposal at our principal executive offices no later than November 26, 2026. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:
Secretary
EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
For a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the shareholder must provide the information required by the Company’s Bylaws and give timely notice to the Secretary in accordance with the Company’s Bylaws, which, in general, require that the notice be received by the Secretary:
•Not earlier than the close of business on February 4, 2027; and
•Not later than the close of business on March 6, 2027.
If the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the Company’s annual meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.
How may I recommend or nominate individuals to serve as trustees?
You may propose trustee candidates for consideration by the Board’s Nominating/Company Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary at the address of our principal executive offices set forth above.
The Company’s Bylaws permit shareholders to nominate trustees for election at an annual shareholder meeting. To nominate a trustee, the shareholder must deliver the information required by the Company’s Bylaws. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b), including providing the information required under that rule unless such information has been provided in a preliminary or definitive proxy statement previously filed by the shareholder.
What is the deadline to propose or nominate individuals to serve as trustees?
A shareholder may send a proposed trustee’s candidate’s name and information to the Board at any time. Generally, such proposed candidates are considered at the Board meeting prior to the annual meeting.
To nominate an individual for election at the next annual shareholder meeting, the shareholder must give timely notice to the Secretary in accordance with the Company’s Bylaws, which, in general, require that the notice be received by the Secretary between the close of business on February 4, 2027 and the close of business on March 6, 2027, unless the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the Company’s annual meeting for the prior year, then notice of a shareholder nomination must be received no earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees at the next annual shareholder meeting must provide notice to the Secretary at the address set forth above no later than March 6, 2027, unless the date of the next annual shareholder meeting is changed by more than 30 days from May 5, 2027, then such notice must be

2026 Proxy Statement	Page 80

provided by the later of 60 days prior to the date of the next annual shareholder meeting or the 10th day following the day on which the Company publicly announces the date of the next annual shareholder meeting. In order to comply with Rule 14a-19, the notice must be postmarked or transmitted electronically on or before the applicable deadline. The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under the Company’s Bylaws as described above.
How may I obtain a copy of the Company’s Bylaw provisions regarding shareholder proposals and trustee nominations?
You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating trustee candidates. The Company’s Bylaws also are available on the Company’s website at www.eprkc.com.
Must the Board of Trustees approve my proposal?
Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.

2026 Proxy Statement	Page 81

OTHER MATTERS
As of the date of this Proxy Statement, we have not been presented with any other business for consideration at the Annual Meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees, or the judgment of the proxy holders if no recommendation is made.

2026 Proxy Statement	Page 82

MISCELLANEOUS
Proxy Solicitation
The Company has made these proxy materials available to shareholders in connection with our Board of Trustees’ solicitation of proxies for use at the Annual Meeting. We will bear all costs of the solicitation. After the initial mailing of the Notice, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Notice to the beneficial owners of shares held of record by them, forward printed proxy materials by mail to such beneficial owners who specifically request them and obtain such beneficial owners’ voting instructions, and their reasonable out-of-pocket expenses, together with those of our transfer agent, will be paid by us.
Annual Report
We refer you to our Annual Report, containing consolidated financial statements for the year ended December 31, 2025, filed with the SEC. Alternatively, you may access our Annual Report on our website at www.eprkc.com. You must not regard the Annual Report as additional proxy solicitation material.
We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of our annual report on Form 10-K, including the consolidated financial statements and financial statement schedules, filed with the Securities and Exchange Commission for the year ended December 31, 2025.
BY ORDER OF THE BOARD OF TRUSTEES

2026 Proxy Statement	Page 83

EPR Properties®

The Diversified Experiential REIT℠

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Central Time, on May 4, 2026.

Online
Go to www.envisionreports.com/EPR or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EPR

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Trustees unanimously recommends a vote FOR the election of all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Trustees:

Nominee	For	Against	Abstain
01 - Peter C. Brown	☐	☐	☐
02 - William P. Brown	☐	☐	☐
03 - John P. Case III	☐	☐	☐
04 - James B. Connor	☐	☐	☐
05 - Virginia E. Shanks	☐	☐	☐
06 - Gregory K. Silvers	☐	☐	☐
07 - Robin P. Sterneck	☐	☐	☐
08 - John Peter Suarez	☐	☐	☐
09 - Lisa G. Trimberger	☐	☐	☐
10 - Caixia Y. Ziegler	☐	☐	☐

4. To act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04928B

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/EPR

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at **www.envisionreports.com/EPR**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — EPR Properties

This proxy is being solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders on May 5, 2026.

As a shareholder of EPR Properties (the "Company"), I appoint Gregory K. Silvers, Mark A. Peterson and Paul R. Turvey as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 909 Walnut Street, Suite 200, Kansas City, MO 64106, on May 5, 2026 at 11:00 a.m. (Central Time), and at any adjournment or postponement of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated on the reverse side. This proxy revokes all prior proxies given by me.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no choice is indicated on the proxy, the persons named as proxies intend to vote FOR the election of all nominees listed in Proposal 1 and FOR Proposals 2 and 3. If any other matters come before the meeting, the persons named as proxies will vote in their discretion.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.